Exhibit 10.3 CONSOLIDATED AND UPDATED TEXT OF ANNEXES TO AMENDMENT, CONSOLIDATED AND UPDATED TEXT OF THE LEASE AGREEMENT OMAP0F FOR OMA MINING PROPERTIES CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN AND SQM SALAR SpA AND OTHERS AND AMENDMENT, CONSOLIDATED AND UPDATED TEXT OF THE PROJECT AGREEMENT FOR THE SALAR DE ATACAMA CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN AND SQM NUEVO POTASIO SpA AND OTHERS SEPTEMBER 16, 2025 .3 80 ,0 00 7 550,000 560,000 570,000 580,000 590,000 600,000 Registered Document No. 166 dated September 16, 2025, file No. 5092-2025, page 1 of 74. APPENDIX 1 REFERENCE MAP OF THE OMA CONCESIONS, RIGO MINING CONCESIONS, AND SAL- SALAR CONCESIONS 3,660 RIGO ASSETS 28,054 OMA PROPERTY SALAR SAL 16,384 OMA ASSETS SUITABLE FOR EXPLOITATION BY THE COMPANY NO MAN'S LAND 1,370 OMA BELONGINGS Page: 112/185 ALBEMARLE 3,344 OMA ASSETS Certificate No. 123456865496 Check validity at http://www.fojas.cl UTM projection DATUM: PASD 1956, Hso 19S Scale: 1,300,000 October 2023 550,000 560,000 570,000 580,000 590,000 600,000 7, 36 0, 00 0 7, 37 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 36 0, 00 0 7, 37 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 37 0, 00 0 540,000 55000 &ocumentb $ T 6 date Wed- $ 025 issue No. 5092-2 $0 Aug. 2 of 74. APPENDIX 2 REFERENCE PLAN PROTECTION RING 10 N W E S Area subject to prohibitions, restrictions, and best-efforts obligations pursuant to Clauses 6 and 11 of the Lease Agreement and Clause 22 of the Project Agreement. 3,660 RIGO ASSETS 16,384 OMA ASSETS ELIGIBLE FOR ” „ OPERATED BY THE COMPANY — " NO MAN'S LAND Page: 113/185 ' " 28,054 OMA PROPERTY Certificate 123456865496 Verify validity at http://www.fojas. Symbology 540,000 SSO,000 560,000 570,000 580,000 590,000 600,000 SQM SALAR BPA Mining Assets and Related Parties as of September 16, 2025 f""""l 10 km Protection Zone OMA-Rigo-Sal-Salar Note: This Annex and the graphic representation of the mining concessions comprising the 10 km Protection Ring must be updated no later than December 31, 2025. SC Scale: 1:400,000 UTM projection DATUM: PSAD 1956, Zone 19S Sep. - 2025 36 0, 00 0 7, 38 0, 00 0 7, 40 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 7, 39 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 60 ,0 00 540.00 55000 &ocumenth $ T &6 date lÓ- & 02 5 repe Q& No. 5092-2 É,0 Page 3 of 74. APPENDIX 3 REFERENCE PLAN FOR PROTECTION RING 2 E 3,660 RIGO ASSETS 16,384 OMA ASSETS SUBJECT TO , OPERATIONS BY THE COMPANY " NO MAN'S LAND Page: 114/185 28,054 OMA ASSETS Certificate No. 123456865496 Check validity at http://www.fojas.cl u i i iuology 540,000 /or 0,000 560,000 570,000 580,000 590,000 600,000 SQN SALAR BPA Mining Holdings and Related Parties as of September 16, 2025 2 km Protection Zone OMA—Rigo-Sal-Salar Set of mining concessions subject to the Purchase Option specified in Clause 10 of the Lease Agreement and Clause 13 of the Project Agreement. Note: This Annex and the map showing the mining concessions included Scale: 1:400,000 UTM projection Protection Ring 2 must be updated no later than December 31, 2025. DATUPI: PSAD 1956, Zone 19s Sep. - 2025 000’ 0 Bt ’ź 7, 43 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 36 0, 00 0 7, 37 0, 00 0 7, 38 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 46 0, 00 0

70 ,0 00 7. 3 550,000 560,000 570,000 580,000 590,000 600,000 Registered Document No. 166 dated September 16, 2025, file No. 5092-2025, p. 4 of 74. APPENDIX 4 REAL PROPERTY SUBJECT TO RESTITUTION LOT L LOT H LOT F LOT A LOT M LOT J LOTS E, F, G, and H Page: 115/185 Certificate 123456865496 Check validity http://www.fojas. UTM projection Scale: 1,350,000 DATE: PASD 1956, Hso 19S July -2024 550,000 560,000 570,000 580,000 590,000 600,000 7, 35 0, 00 0 7, 36 0, 00 0 7, 37 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 7, 35 0, 00 0 7, 36 0, 00 0 7, 38 0, 00 0 7, 39 0, 00 0 7, 40 0, 00 0 7, 41 0, 00 0 7, 42 0, 00 0 7, 43 0, 00 0 7, 44 0, 00 0 7, 45 0, 00 0 Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 5 of 74. 1 Appendix 5 – Rental Rates APPENDIX 5 INCOME TAX RATES The tax shall be calculated and paid, with respect to each of the products listed below, based on the brackets for the sales price (net of taxes) and the tax rate, according to the progressive scale specified in each case: LITHIUM PRODUCTS Page: 116/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl LITHIUM CARBONATE (Li2CO3) TECHNICAL GRADE AND BATTERY GRADE Price range Li2CO3 in US$/MT Tiered, Progressive and Marginal (%) 0 to 4,000 6.8% (*) Over 4,000 to 5,000 8.0% Over 5,000 to 6,000 10.0% Over 6,000 to 7,000 17.0% Over 7,000 to 10,000 25.0% Over 10,000 40.0% (*) In the case of the New Quota and Original Quota: As long as the Company’s cumulative annual sales of Battery-Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide, measured in metric tons, do not exceed 60% of the Theoretical Production Capacity (as defined in Annex 9), the result of applying the 6.8% rate to sales of those products shall be reduced by US$272 for each Mt sold by the Company. This discount shall apply only within this price range. Once the Company’s cumulative sales of Battery-Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide in each year, measured in metric tons of the same products, exceed the Minimum Operating Capacity for Guaranteed Payment (Annex 9), this discount shall not apply to the Mt exceeding the annual Minimum Operating Capacity for Guaranteed Payment. None of the foregoing shall apply for the purposes of calculating the Revenue from Lithium Hydroxide converted from Lithium Carbonate, the calculation of Revenue from Lithium Products converted from Other Lithium Products, or the calculation of Revenue from Other Lithium Products for conversion to Other Lithium Products, as set forth in Annex 6. LITHIUM HYDROXIDE (LiOH) TECHNICAL GRADE AND BATTERY GRADE LiOH Price Range in US$/MT Tiered, Progressive, and Marginal Tax Rate (%) 0 to 5,000 6.8% (*) Over 5,000 to 6,000 8.0% Over 6,000 to 7,000 10.0% Over 7,000 to 10,000 17.0% Over 10,000 to 12,000 25.0% Over 12,000 40.0% (*) For the New Quota and Original Quota: Provided that the Company’s cumulative sales of Battery- Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide in each year, measured in metric tons, do not exceed 60% of the Theoretical Production Capacity (as defined in Annex 9), the result of applying the 6.8% rate to sales of those products Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 6 of 74. 2 Appendix 5 – Rental Rates Yield (%) 10% US$272 will be deducted for each Mt sold by the Company. This discount will apply only within this price range. Once the Company’s cumulative annual sales of Battery-Grade Lithium Carbonate, Technical-Grade Lithium Carbonate, Technical-Grade Lithium Hydroxide, and Battery-Grade Lithium Hydroxide, measured in metric tons of the respective products, exceed the Minimum Operating Capacity for Guaranteed Payment (Annex 9), this discount shall not apply to the Mt exceeding the annual Minimum Operating Capacity for Guaranteed Payment. None of the foregoing shall apply for the purposes of calculating the Revenue from Lithium Hydroxide converted from Lithium Carbonate, nor to the calculation of the Revenue from Lithium Products converted from Other Lithium Products pursuant to Annex 6. POTASSIUM CHLORIDE (KCl) KCl Price Range in US$/MT Tiered, Progressive, and Marginal Rate (%) 0 to 300 3.0% Over 300 to 400 7.0% Over 400 to 500 10.0% Over 500 to 600 15.0% Over 600 20.0% POTASSIUM SULFATE K2SO4 Price Range US$/MT Tiered, Progressive, and Marginal Tax Rate (%) 0 to 500 3.0% About 500 to 600 7.0% About 600 to 700 10.0% Over 700 to 800 15.0% Over 800 20.0% MAGNESIUM CHLORIDE OR BISCHOFITE Page: 117/185 SODIUM CHLORIDE (HALITE) BORIC ACID Certificate 123456865496 Check validity at http://www.fojas. Income Tax Rate (%) 10% Revenue Rate (%) 10% Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 7 of 74. 3 Appendix 5 – Rental Rates Provisional Income Tax Rate (%) 10% Provisional Income Tax Rate (%) 10% OTHER PRODUCTS OTHER LITHIUM PRODUCTS Other Rules: a) The revenue associated with the Original Quota will be distributed in equal installments between 2024 and 2030, and will be calculated using a flat rate of 6.8% for lithium carbonate and lithium hydroxide (*). Page: 118/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl b) The minimum theoretical payment volume under any circumstances for Potassium Chloride is the quarterly equivalent of 60% of the Theoretical Production Capacity of Potassium Chloride in operation. To this end, the Company shall report to CORFO within the first quarter of each year the Theoretical Production Capacity of Potassium Chloride for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation to verify the indicated Theoretical Production Capacity, which will be verified by CORFO. c) The minimum theoretical payment volume in all cases for Potassium Sulfate is the quarterly equivalent of 60% of the Theoretical Production Capacity of Potassium Sulfate in operation. To this end, the Company shall report to CORFO within the first quarter of each year the Theoretical Production Capacity of Potassium Sulfate for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation necessary to verify the indicated Theoretical Production Capacity, which will be verified by CORFO. d) The minimum theoretical payment volume for boric acid, under any circumstances, is the quarterly equivalent of 60% of the theoretical production capacity for boric acid that is currently in operation. To this end, the Company shall report to CORFO, within the first quarter of each year, the theoretical production capacity for boric acid for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation to verify the stated Theoretical Production Capacity, which will be verified by CORFO. e) In the case of Other Products and Other Lithium Products, the Company must pay, on a provisional basis and for a maximum of three Payment Periods, a royalty equal to ten percent calculated on the weighted average final sales price (net of taxes), in accordance with the royalty calculation mechanism set forth in Annex 6. Prior to the expiration of the three Payment Periods, the Company must negotiate in good faith with CORFO the definitive rate or range of rates upon which the Royalty will be calculated; for this purpose, the Company shall provide CORFO with all technical and economic data relating to the new product, in accordance with the information required for such purposes in this Agreement.

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 8 of 74.

If no agreement is reached, the Royalty shall be determined by an independent expert and/or auditor, in accordance with the provisions of the Dispute Resolution Procedure, as applicable, with the rate of ten percent for said product remaining in effect in the meantime.

f) The fixed annual rent is US$15,000, equivalent to US$3,750 per quarter.

g) Revenue from Potassium Chloride for conversion: Sales of wet, not finished based on the degree of processing required for international markets, and which are made by the Company to related parties for conversion into other potassium products, the corresponding rate shall be applied according to the price range as established in this Annex, using for this purpose 81% of the average sales price of finished Potassium Chloride to an unrelated end customer in the respective quarter.

h) In the case of Sodium Chloride (or Halite) that the Company transfers to indigenous organizations, these volumes shall be deducted from the income calculation basis in Annex 6.

i) In the case of magnesium chloride (or bischofite) that the Company transfers to indigenous organizations, these volumes shall be deducted from the income calculation basis in Annex 6.

For the avoidance of doubt, solely for the purposes of this section titled "Other Rules," "Theoretical Production Capacity" shall be understood to mean "the annual production capacity of a specific Lithium Product, based on the design of the industrial equipment and plants installed and constructed in Chile for the Company's production process."

Page: 119/185

Certificate
123456865496
Verify validity at
http://www.fojas.

4 Appendix 5 – Rental Rates

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 9 of 74.

ANNEX 6

INCOME CALCULATION MECHANISM

The Company shall determine the amount of Rent corresponding to each Rent Period in the manner indicated in Clause Seven (Rent) of the Lease Agreement and in accordance with the calculation mechanism set forth below, providing you at the same time with the systematized information in digital format of all the information indicated in Annex 7 (Access to Information by CORFO), as applicable, along with all supporting documentation on which the settlement or payment statement is based, in addition to the electronic transfer or deposit certificate.

Notwithstanding the foregoing, and considering that the Corporation has an electronic platform or means for determining the rent amount and delivering the agreed-upon documentation, the Company agrees to provide the information required above through said platform.

The sale price referred to in this Annex is the price that the Company would competitively receive from an Unrelated Third Party, without the presence of factors that distort said price, such as, for example and by way of illustration only, subsidies, grants, maquila contracts, *joint venture* contracts, *offtake* contracts, or as a result of any practice that may be classified as anti-competitive.

The Company shall pay the Rent for each product, as indicated: Total Rent for the

Period:

= Lithium Carbonate (Battery Grade)
+ Rent Technical-Grade Lithium Carbonate
+ Rental of Battery-Grade Lithium Hydroxide
+ Technical Grade Lithium Hydroxide Revenue
+ Revenue from Other Lithium Products
+ Potassium Chloride Revenue
+ SOP Rental
+ Rent ABO
+ Rent Sodium Chloride
+ Rent Magnesium Chloride
+ Rental of Other Products
+ Fixed Income

Page: 120/185

In general, the formula for calculating the yield for each product is as follows:

$$\text{Revenue for Product}_i = \sum (\text{Sales Volume} \times \text{Rate} \times \text{Selling Price})$$

Where,

Sales Volume	:	Corresponds to the metric tons of the product invoiced by the Company, also including the volume associated with: (a) debit notes, and (b) credit notes associated with those invoices that were issued during the respective tax period.
Rate	:	Corresponds to the applicable rates, as set forth in Annex 5.
Sale Price	:	It shall be determined for each product as specified in each applicable situation:

Certificate No. 123456865496
Verify validity at http://www.fojas.cl

The Sales Price is defined in U.S. Dollars. For these purposes, when sales made and used for the calculation of Income are expressed in a currency other than the

1 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 10 of 74.

dollar, the exchange rate reported by the Central Bank of Chile (or the entity that acts as its substitute or replacement in that capacity) shall be used for conversion to said currency as of the date of issuance of the respective sales document; and if no exchange rate is available on that date, the exchange rate from the preceding business day shall be used.

Furthermore, for the purposes of this annex, "CODELCO" means the National Copper Corporation of Chile, and "Private Shareholder" means Sociedad Química y Minera de Chile S.A. and SQM Nueva Potasio SpA.

The applicable income calculation method is determined based on the status of the company and its affiliates with respect to sales to unrelated third parties, as shown in the following table:


ESQUEMA SIMPLIFICADO DE MECÁNICA DE CÁLCULO
Escenarios
Subescenarios
Casos
Casos A
Ventas Sociedad a TNR ≥ 50%
Clientes ≥ 3 y ∑ Ventas Cliente i ≤ 70%
Clientes < 3 o ∑ Ventas Cliente i > 70%
Casos B
Ventas Sociedad a TNR < 50%
Ventas Rel. a TNR ≥ 50% y Clientes ≥ 3 y ∑ Ventas Cliente i ≤ 70%
Ventas Rel. a TNR < 50% o Clientes < 3 o ∑ Ventas Cliente i > 70%
A.1
Precio Consumidor Final
A.2
Precio Determinado por Experto
B.1
Precio Consumidor Final
B.2
Precio Determinado por Experto
Nomenclatura:
TNR = Tercero No Relacionado
Rel. = Empresas Relacionadas

(1) CALCULATION MECHANISM FOR LITHIUM PRODUCTS

The following mechanisms shall apply to the total MT sold by the Company subject to the New Quota, Additional Quota, Efficiency Quota, and Supplementary Quota.

Page: 121/185

Exclusively in the case of the New Quota and the Original Quota, US$272 will be deducted from the Revenue calculated at a rate of 6.8% for each metric ton sold, provided that the cumulative sales of battery-grade and technical-grade lithium carbonate, as well as technical-grade and battery-grade lithium hydroxide in each year, measured in metric tons, do not exceed the minimum operating capacity (as per Annex 9). Once the cumulative sales of battery-grade and technical-grade lithium carbonate, as well as technical-grade and battery-grade lithium hydroxide in each year, measured in metric tons of those products, exceed the minimum operating capacity (as per Annex 9), this discount will not apply to the metric tons exceeding that percentage. None of the foregoing shall apply for the purposes of calculating the Revenue from Lithium Hydroxide converted from Lithium Carbonate, nor to the calculation of the Revenue from Lithium Products converted from Other Lithium Products pursuant to this Annex.

Certificate 123456865496 Verify validity at http://www.fojas.

CASE A: In cases where the amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total sales of Lithium Products during the Tax Period, the following provisions shall apply, as applicable:

2 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 11 of 74.

CASE A.1: If the total amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company's total sales of Lithium Products invoiced during the Tax Period and (a) such sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Income shall be determined as follows:

$$\text{Revenue from Product}_a = \text{Revenue 1} + \text{Revenue 2} + \text{Revenue 3} + \text{Revenue 4}$$

Revenue 1: For sales of Lithium Products invoiced by the Company to an Unrelated Third Party:

$$\text{Revenue 1} = \sum(\text{Sales Volume i} \times \text{Rate} \times \text{Sales Price i})$$

Where,

Sales Price i : $\frac{\sum(\text{Invoice Value i})}{\sum(\textit{Sales Volume i})}$

Invoice Value i : Corresponds to the total net value of Lithium Products on Invoice i, issued by the Company to an Unrelated Third Party during the Tax Period, including (a) debit notes, and (b) credit notes associated with said invoices that were issued during the Tax Period.

Sales Volume i: Corresponds to the metric tons of Lithium Products identified in Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that have been issued during the respective Tax Period.

Rate : Corresponds to the resulting progressive and marginal rates based on Sales Price i, as set forth in Annex 5.

Revenue 2: For sales of Lithium Products invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or for sale for chemical conversion into Lithium Products or Other Lithium Products:

$$\text{Revenue 2} = \sum(\text{Sales Volume i} \times \text{Rate} \times \text{Price j})$$

Where,

Sales Volume i : This corresponds to the units of lithium products identified on Invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective revenue period.

Page: 122/185

Certificate No. 123456865496
Verify validity at http://www.fojas.cl

Price j : Corresponds to the higher value between (a) the i-price, and (b) the final selling price.

Sale Price i :

$$\frac{\sum(\text{Invoice Value i})}{\sum(\textit{Sales Volume i})}$$

Invoice Value i : This corresponds to the total pre-tax value of Lithium Products on Invoice i, issued during the Tax Period by the Company to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, so that the latter may allocate said sale to an Unrelated Third Party or to the conversion into Lithium Products or Other Lithium Products, including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period.

3 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 12 of 74.

Final sale price : $\frac{\sum(\text{Net Value 2})}{\sum(\textit{Sales Volume } 2)}$

Net Value 2 : Corresponds to the net value, after taxes, of Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties to the previous invoices other than those of the Company, to all Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with invoices issued during the Revenue Period.

Sales Volume 2 : Corresponds to the total quantity of Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) credit memos associated with such invoices issued during the respective Revenue Period.

Rate : Corresponds to the resulting progressive and marginal rates based on Price j, as per Annex 5.

Revenue 3: Recalculation for sales of Lithium Products invoiced by a Related Party to an Unrelated Third Party, intended for chemical conversion into Other Lithium Products:

Revenue 3 = ∑ (Max {Conversion Volume i × [(Conversion Price i × Rate for Other Lithium Products i) - (Price of Lithium Product j Used in Conversion i × Conversion Factor i × Rate for Lithium Product j)]; 0})

Where,

Conversion Volume i : Corresponds to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company.

Conversion Price i : $\frac{\sum(\text{Net conversion rate } i)}{\sum(\text{Conversion Volume } i)}$

Net conversion rate i : This corresponds to the pre-tax net value of invoices issued to Unrelated Third Parties for Other Lithium Products, converted and including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing, other than the Company.

Page: 123/185

Rate Other Lithium Products j : This corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven. Three (h) of the Lease Agreement for Other Lithium Products i.

Price of Lithium Product j used in Conversion i : Corresponds to Price j as per "Rent 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or sale for conversion into Lithium Products or Other Lithium Products" of the Lithium Carbonate or Lithium Hydroxide from the same rent payment period as the Lithium Product j used.

Certificate 123456865496 Check the validity of http://www.fojas.

4 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 13 of 74.

Lithium Product Rate j : Corresponds to the progressive and marginal rates for lithium carbonate or lithium hydroxide, as per Annex 5, calculated based on the price of the lithium product j used in the conversion.

Conversion Factor i : Numerical ratio that considers stoichiometric equivalence and an industry-standard yield as per Annex 10 between Other Lithium Product i and Lithium Product j.

A separate Revenue 3 shall be calculated for each combination of type of Other Lithium Products sold and type of Lithium Products used for each chemical conversion.

<u>Revenue 4: Recalculation for sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate.</u>

$$\text{Revenue 4} = \text{Max}\,\{\text{Conversion Volume} \times [(\text{Conversion Price} \times \text{Hydroxide Rate}) - (\text{Carbonate Price} \times \text{Conversion Factor} \times \text{Carbonate Rate})];\ 0\}$$

Where,

Conversion Volume: Corresponds to the quantity of lithium hydroxide converted through a chemical reaction in accordance with its technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company.

Conversion Price

$$: \frac{\sum(\text{Net conversion rate 2})}{\sum(\text{Conversion Volume})}$$

Net conversion rate 2 : Corresponds to the net value of taxes on invoices to Unrelated Third Parties for converted Lithium Hydroxide, including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

Hydroxide : Corresponds to the lithium hydroxide rate, as per Annex 5, based on the conversion price.

Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price.

Carbonate Price : Corresponds to Price j as defined in "Revenue 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party and/or for sale for conversion into Lithium Products or Other Lithium Products" for the same revenue recognition period as the Lithium Carbonate used.

Conversion Factor : Equivalent to 1 according to the factor described in Annex 10.

Certificate No. 123456865496
Check validity at http://www.fojas.cl

CASE A.2: If the total amount of sales of Lithium Products invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales of Lithium Products invoiced by the Company during the Tax Period and (a) such sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows:

5 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 14 of 74.

Provisional Revenue = ∑ (*Sales Volume i × Provisional Rate × Provisional Price) + Conversion* Recalculation 1 + Conversion Recalculation 2

Where,

Sales Volume i : This corresponds to the metric tons of lithium products identified on the Company's invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective revenue period.

Provisional Price : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties.

Unrelated party Sales Price : $\frac{\sum(\text{Unrelated value})}{\sum(\text{Volume of unrelated sales})}$

Unrelated Value : Corresponds to the pre-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Tax Period, including (a) debit notes and (b) credit notes associated with invoices issued during the respective Tax Period.

Unrelated Sales Volume: This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period.

Unrelated and Indirectly Related Sales Price : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

Unrelated and Indirectly Related Value : Corresponds to the net value of taxes on Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Unrelated and Indirectly Related Sales Volume : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the respective Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period.

Page: 125/185

Provisional rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Provisional Price.

http://www.fojas.

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the Provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, to the extent applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

6 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 15 of 74.

$$\text{Rent Recalculation} = \sum(\text{Sales Volume } i \times \text{Final Rate} \times \text{Final Price}) - \sum(\text{Sales Volume } i \times \text{Provisional Rate} \times \text{Provisional Price})$$

Where,

Final rate	:	Corresponds to the effective rate resulting from the Final Price.
Final price	:	This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.
Expert Price	:	Corresponds to the price determined through the Challenge Procedure, where applicable.

Conversion Recalculation 1: For sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate

$$\text{Conversion Recalculation 1} = \text{Max}\ \{\text{Conversion Volume} \times [(\text{Conversion Price} \times \text{Hydroxide Rate}) - (\text{Carbonate Price} \times \text{Conversion Factor} \times \text{Carbonate Rate})];\ 0\}$$

Where,

Conversion Volume : Corresponds to the quantity of lithium hydroxide converted through a chemical reaction in accordance with technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company.

Conversion Price : $\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$

Net conversion value : Corresponds to the net value, after taxes, of the invoices for converted lithium hydroxide issued to Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

Hydroxide : Corresponds to the lithium hydroxide rate, as per Annex 5, based on the conversion price.

Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price.

Carbonate Price : Corresponds to the price of lithium carbonate for the same payment period as the lithium carbonate used.

Page: 126/185

No. 123456865496
Verify validity at http://www.fojas.cl

Conversion Factor : Equivalent to 1 according to the factor described in Annex 10.

<u>Recalculation Conversion 2: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products</u>

Recalculation Conversion 2 = ∑ (Max {Conversion Volume i × [(Conversion Price i x Rate of Other Lithium Product i)

- (Price of Lithium Product j Used in Conversion i × Conversion Factor i × Rate of Lithium Product j)]; 0})

7 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 16 of 74. 8 Appendix 6 – Income Calculation Method Where, Conversion Volume i : This refers to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company. Conversion Price i : ∑(net conversion value 𝑖 ) Net conversion value i ∑(Conversion volume) : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for Other Lithium Products i converted, incorporating (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Other Lithium Product i Rate : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products i. Lithium Product j Price Used in Conversion i : This corresponds to the weighted average price of lithium carbonate or lithium hydroxide for the same rental payment period as the lithium product j used. Product Rate : Lithium Product j Conversion Factor i : Corresponds to the progressive and marginal rates for Lithium Carbonate or Lithium Hydroxide, as per Annex 5, resulting from the Price of Lithium Product j used in conversion i. A numerical ratio that considers stoichiometric equivalence and an industry-standard yield, as per Annex 10, between Other Lithium Product i and Lithium Product j. Page: 127/185 A separate income 3 shall be calculated for each combination of type of Other Lithium Product sold and type of Lithium Product used for the chemical conversion. CASE B: For cases in which the amount of Lithium Product sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total Lithium Product sales in the Revenue Period, the following cases shall apply as appropriate. CASE B.1: If the invoiced sales of Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total sales of Lithium Products by such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Revenue shall be determined as follows: Where, Sales volume i : This corresponds to the metric tons of lithium products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective revenue period. Certificate 123456865496 Verify validity http://www.fojas. Revenue = ∑(Sales Volume i × Rate × Revenue Price) + Conversion Adjustment 1 + Conversion Adjustment 2 Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 17 of 74. 9 Appendix 6 – Income Calculation Method : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. : ∑(unrelated value) ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : ∑(unrelated and indirectly related value) ∑(Unrelated and indirectly related sales volume) : This corresponds to the pre-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, incorporating (a) debit notes and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. Revenue Price Unrelated party Sales Price Unrelated Value Unrelated sales : This corresponds to the sales volume of Lithium Products in Mt, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the respective Revenue Period, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. volume Unrelated and Indirectly Related Price Unrelated and Indirectly Related Value Unrelated and Indirectly Related Sales volume Rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Price. Page: 128/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Recalculation Conversion 1: For sales invoiced by a Related Party to an Unrelated Third Party of lithium hydroxide chemically converted from lithium carbonate Where, Conversion Volume : Corresponds to the quantity of lithium hydroxide converted through a chemical reaction, in accordance with technical specifications, and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. Conversion Recalculation 1 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 18 of 74. 10 Appendix 6 – Income Calculation Method Recalculation Conversion 2 = ∑Max {Conversion Volume i × [(Conversion Price i × Other Lithium Products Rate i) - (Lithium Product j Price Used in Conversion i × Conversion Factor i × Lithium Product j Rate)]; 0}) Conversion Price : ∑(net conversion value) ∑(Conversion volume) Net Conversion Value : Corresponds to the net value of taxes on invoices to Unrelated Third Parties for converted Lithium Hydroxide, including (a) debit notes and (b) credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Hydroxide Rate : This corresponds to the Lithium Hydroxide rate, as set forth in Annex 5, based on the Conversion Price. Carbonate Rate : Corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price. Carbonate Price : Corresponds to the price of lithium carbonate used for this conversion during the same payment period as the lithium carbonate used. Conversion Factor Equivalent to 1 according to the factor described in Annex 10. Recalculation Conversion 2: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products Where, Conversion Volume i : Corresponds to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in Mt, derived from Lithium Products j produced by the Company. Conversion Price i : ∑(net conversion value 𝑖 ) Net Conversion Value i ∑(Conversion volume 𝑖) : This corresponds to the pre-tax net value of invoices issued to Unrelated Third Parties for Other Lithium Products, converted and adjusted to include (a) debit notes, and (b) credit notes associated with such invoices, that were issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company. Page: 129/185 Other Lithium Products i Rate Price of Lithium Product j Used in Conversion i Lithium Product j Rate : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products. : Refers to the price of Lithium Carbonate or Lithium Hydroxide used for this conversion during the same rent payment period as the Lithium Product j used. : Corresponds to the progressive and marginal rates for Lithium Carbonate or Lithium Hydroxide, as per Annex 5, resulting from the Price of Lithium Product j used in the chemical conversion. Certificate 123456865496 Verify validity http://www.fojas. : Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 19 of 74. 11 Appendix 6 – Income Calculation Method Provisional Revenue = ∑ (Sales Volume 𝑖 × Provisional Rate ×Provisional Price) + Conversion Recalculation 1 + Conversion Recalculation 2 Conversion Factor i A numerical ratio that considers stoichiometric equivalence and an industry-standard yield, as specified in Annex 10, between Other Lithium Product i and Lithium Product j. A separate conversion 2 recalculation income shall be calculated for each combination of the type of Other Lithium Product sold and the type of Lithium Product used for the chemical conversion. CASE B.2: If the invoiced sales of Lithium Products by the Company’s Related Parties, CODELCO, and the Private Shareholder to Unrelated Third Parties (a) are less than 50% of the total sales of Lithium Products by such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Revenue shall be determined as follows: Where, Sales Volume i : This corresponds to the metric tons (Mt) of lithium products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective revenue period. Provisional Price : Corresponds to the higher of (a) the sale price to unrelated parties and indirectly related parties and (b) the sale price to unrelated parties. Unrelated party Sales Price : ∑(unrelated value) Unrelated Value ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Page: 130/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Unrelated Sales Volume Unrelated and Indirectly Related sales price Unrelated and Indirectly Related Value : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value) ∑(Unrelated and indirectly related sales volume) : This corresponds to the net value, excluding taxes, of Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 20 of 74. 12 Appendix 6 – Income Calculation Method Rent Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Conversion Recalculation 1 = Max {Conversion Volume × [(Conversion Price × Hydroxide Rate) - (Carbonate Price × Conversion Factor × Carbonate Rate)]; 0} Unrelated and Indirectly Related Sales Volume : This corresponds to the sales volume of Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Provisional rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, calculated based on the provisional price. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Final rate : Corresponds to the effective rate resulting from the Final Price. Final price : This corresponds to the higher of (a) the provisional price and (b) the expert price. Expert Price : This corresponds to the price determined through the Challenge Procedure, where applicable. Conversion Recalculation 1: For sales invoiced by a Related Party to an Unrelated Third Party of Lithium Hydroxide chemically converted from Lithium Carbonate Where, Page: 131/185 Conversion Volume : This refers to the quantity of lithium hydroxide produced through a chemical reaction in accordance with technical specifications and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from lithium carbonate produced by the Company. Conversion Price : ∑(net conversion value) Certificate 123456865496 Net Conversion Value ∑(Conversion volume) : Corresponds to the net value of taxes on invoices to Unrelated Third Parties for converted Lithium Hydroxide, including (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Verify validity http://www.fojas. Hydroxide Rate : Corresponds to the Lithium Hydroxide rate, as set forth in Annex 5, based on the Conversion Price. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 21 of 74. 13 Appendix 6 – Income Calculation Method Conversion Recalculation 2 = ∑ (Max {Conversion Volume i × [(Conversion Price i × Rate of Other Lithium Product i) - (Price of Lithium Product j Used in Conversion i × Conversion Factor i × Rate of Lithium Product j)]; 0}) Carbonate Index : This corresponds to the lithium carbonate rate, as per Annex 5, based on the carbonate price. Carbonate Price : Corresponds to the price of lithium carbonate for the same payment period as the lithium carbonate used. Conversion Factor Equivalent to 1 according to the factor described in Annex 10. Recalculation Conversion 2: For sales invoiced by a Related Party to an Unrelated Third Party of Other Lithium Products chemically converted from Lithium Products Where, Conversion Volume i : This refers to the quantity of Other Lithium Products i converted through a chemical reaction and sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Lithium Products j produced by the Company. Conversion Price i : ∑(Net conversion value i) ∑(Conversion volume 𝑖) Net Conversion Value i : Corresponds to the pre-tax net value of the invoices to Unrelated Third Parties for Other Lithium Products i converted, incorporating (a) the debit notes and (b) the credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Other Lithium Product i Rate : Corresponds to the resulting rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products. Lithium Product j Price Used in Conversion i : This corresponds to the weighted average price of lithium carbonate or lithium hydroxide for the same rental payment period as the lithium product j used. Page: 132/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Lithium Product j Rate Conversion Factor : Corresponds to the progressive and marginal rates for Lithium Carbonate or Lithium Hydroxide, as per Annex 5, resulting from the Price of Lithium Product j used in the conversion. Numerical ratio that considers stoichiometric equivalence and an industry-standard yield according to Annex 10 between Other Lithium Product i and Lithium Product j. A separate conversion 2 recalculation fee shall be calculated for each combination of the type of Other Lithium Product sold and the type of Lithium Product used for the chemical conversion. CASE C: If the sales of the Company and its Related Parties for the Payment Period do not permit the application of the mechanisms described above, and only as long as Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 22 of 74. 14 Appendix 6 – Income Calculation Method Revenue a = Revenue 1 + Revenue 2 Revenue 1 = ∑(Sales Volume i × Rate × Sales Price i) it is possible to apply the foregoing CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Seven.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary. (2) CALCULATION MECHANISM FOR OTHER LITHIUM PRODUCTS The Rent shall be calculated according to the following scheme: CASE A: In cases where the amount of sales invoiced by the Company for Other Lithium Products to Unrelated Third Parties is equal to or greater than 50% of the Company’s total sales of Other Lithium Products during the Tax Period, the following cases shall apply, as appropriate: CASE A.1: If the total amount of sales invoiced by the Company of Other Lithium Products to Unrelated Third Parties equals or exceeds 50% of the total sales of Other Lithium Products invoiced by the Company during the Tax Period and (a) such sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Revenue shall be determined as follows: Revenue 1: For sales of Other Lithium Products invoiced by the Company to an Unrelated Third Party: Where, Sales Price i : ∑(Invoice Value i) ∑(Sales Volume 𝑖 ) Invoice i Amount : This corresponds to the total net amount (excluding taxes) of Other Lithium Products on Invoice i, issued during the Tax Period by the Company to an Unrelated Third Party, including (a) debit notes, and (b) credit notes associated with such invoices that were issued during the Tax Period. Sales Volume i : Corresponds to the metric tons of Other Lithium Products identified in Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective Revenue Period. Page: 133/185 Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products. Rent 2: For sales of Other Lithium Products invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into Other Lithium Products: Certificate 123456865496 Verify validity http://www.fojas. Where, Sales volume i : Corresponds to the metric tons of Other Lithium Products identified on Invoice i, also including the volume associated with: (a) the debit notes, and (b) the credit notes associated with said Invoice i that have been issued during the respective Revenue Period. Revenue 2 = ∑ (Sales volume i × Rate × Price j) Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 23 of 74. 15 Appendix 6 – Income Calculation Method Provisional Revenue = ∑ (Sales Volume 𝑖 ×Provisional Rate × Provisional Price) Price j : This corresponds to the higher of (a) the Sale Price i, and (b) the Final Sale Price. Sale Price i : ∑(Invoice Value i) ∑(Sales volume 𝑖 ) Invoice Value i : Corresponds to the total pre-tax value of Other Lithium Products on Invoice i, issued during the Tax Period by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an Unrelated Third Party, excluding sales for conversion into Other Lithium Products, and including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period. Final sale price : ∑(Net Value 2) Net Value 2 ∑(Sales Volume 2) Corresponds to the net value, after taxes, of Other Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Third Parties : Incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. Sales Volume 2 : This corresponds to the total amount of Other Lithium Products invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period. Rate This corresponds to the rate(s) that the parties will negotiate in good faith, prior : the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Contract Lease for Other Lithium Products, based on Price j. CASE A.2: If the total amount of invoiced sales of Other Lithium Products by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales of Other Lithium Products invoiced by the Company during the Lease Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Rent shall be determined as follows: Page: 134/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Where, Sales Volume i : This corresponds to the metric tons of Other Lithium Products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period. : This corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. : ∑(unrelated value) ∑(Unrelated Sales Volume ) Provisional price Unrelated party Sales price Unrelated Value : Corresponds to the pre-tax net value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties in the

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 24 of 74. 16 Appendix 6 – Income Calculation Method Rent Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Unrelated Sales Volume : Corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, also including the volume associated with: (a) debit notes and (b) credit notes associated with invoices issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(unrelated and indirectly related value) ∑(Unrelated and indirectly related sales volume) : Corresponds to the net value, excluding taxes, of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, and the Private Shareholder—including all Related Parties of the aforementioned entities, all Unrelated Third Parties, and all Indirectly Related Parties —during the respective Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Unrelated and Indirectly Related Value Unrelated and Indirectly Related Sales Volume Provisional rate : This corresponds to the rate to be used on a provisional basis, as indicated in Annex 5 for Other Lithium Products. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Page: 135/185 Final Rate : Corresponds to the resulting effective rate that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 provisional payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products, based on the Final Price. Final Price : Corresponds to the higher of (a) the Provisional Price, and (b) the Expert Price. Expert Price : This corresponds to the price determined through the Dispute Resolution Procedure, where applicable. CASE B: In cases where the amount of sales of Other Lithium Products invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total sales of Other Lithium Products during the Lease Period, the following provisions shall apply as appropriate. Certificate 123456865496 Verify validity at http://www.fojas. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 25 of 74. 17 Appendix 6 – Income Calculation Method Revenue = ∑(Sales volume 𝑖 ×Rate ×Rental Price ) CASE B.1: If the invoiced sales of Other Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total sales of Other Lithium Products by such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Sales Volume i : This corresponds to the metric tons of Other Lithium Products identified on the Company’s invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period. Rental Price : This corresponds to the higher of (a) the sales price to unrelated parties and Indirectly Related parties and (b) the sales price to unrelated parties. Unrelated Party Sales Price Unrelated Value Unrelated Sales : ∑(unrelated value) ∑(Unrelated sales volume ) : Corresponds to the net value, excluding taxes, of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Volume Unrelated and Indirectly Related parties Sales Price : ∑(unrelated and indirectly related value) ∑(Unrelated and indirectly related sales volume) Page: 136/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Unrelated and Indirectly Related Value Unrelated and Indirectly Related Sales Volume : This corresponds to the pre-tax net value of Other Lithium Products invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the respective Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and further includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 26 of 74. 18 Appendix 6 – Income Calculation Method CASE B.2: If the invoiced sales of Other Lithium Products by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties (a) are less than 50% of the total sales of Other Lithium Products by such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Sales Volume i : This corresponds to the MT of Other Lithium Products identified on the Company’s Invoice i, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective Revenue Period. Provisional Price : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. Unrelated party Sales Price : ∑(unrelated value) Unrelated Value ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Unrelated Sales Volume : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(Unrelated and indirectly related value ) Page: 137/185 Value Unrelated and Indirectly Related Sales Volume Unrelated and Indirectly Related ∑(Unrelated and indirectly related sales volume) : This corresponds to the pre-tax net value of Other Lithium Products invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. : This corresponds to the sales volume of Other Lithium Products in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. Certificate 123456865496 Verify validity at http://www.fojas. Provisional rate : This corresponds to the rate to be used on a provisional basis, as indicated in Annex 5 for Other Lithium Products. Provisional Revenue = ∑ (Sales Volume 𝑖 ×Provisional Rate × Provisional Price) Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 27 of 74. 19 Appendix 6 – Income Calculation Method Income Tax Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) Revenue = Volume of Other Lithium Product × Conversion Factor × Price of Lithium Product × Lithium Product Rate + Conversion Recalculation Given this situation, the Company shall recalculate, settle, and pay the Rent in the following period with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary. Where, Final Rate : Corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum period of 3 provisional payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products. Final Price : Corresponds to the higher of (a) the Provisional Price, and (b) the Expert Price. Expert Price: Corresponds to the price determined through the Dispute Resolution Procedure, where applicable. CASE C: For sales of Other Lithium Products marketed by the Company to Related Parties for the sole purpose of conversion into Lithium Products, the foregoing Cases A and B shall not apply; therefore, Revenue shall be calculated as follows: Where, Volume of Other Lithium Product : This corresponds to the quantity of Other Lithium Products sold by the Company during the Reporting Period to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, in metric tons, for chemical conversion into Lithium Product. Conversion Factor : This corresponds to the conversion factor for Other Lithium Products to Lithium Product, as indicated in Annex 10. Lithium Product Price : : This corresponds to the price of lithium carbonate or lithium hydroxide, in the applicable grade, used to calculate the revenue for the same revenue period, as applicable. Page: 138/185 Lithium Product Rate : This corresponds to the rates for the respective lithium product, as set forth in Annex 5. Certificate No. 123456865496 Verify validity at http://www.fojas.cl Recalculation Conversion: Applies when the Lithium Product used to calculate revenue at the time of the Company’s billing differs from the Lithium Product billed by a Related Party to an Unrelated Third Party, and is linked to the Other Lithium Product chemically converted. Conversion Recalculation = max {Volume of Lithium Product Sold × [(Price of Lithium Product Sold × Rate of Lithium Product Sold) - Conversion Factor for Lithium Product Used in Income Calculation / Conversion Factor for Lithium Product Sold × (Price

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 28 of 74.

Lithium Product Used in Income Calculation × Rate of Lithium Product Used in Income Calculation)]; 0}

Where,

Volume of Lithium Product Sold : Corresponds to the quantity of Lithium Product sold by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, invoiced to an Unrelated Third Party in metric tons, derived from Other Lithium Product produced by the Company, other than that used for the calculation of the income from the Other Lithium Product.

Price of Lithium Product Sold : $\frac{\sum(\text{Net Value of Lithium Product Sold, Excluding Taxes})}{\sum(\text{Lithium Product Sales Volume})}$

Net Value of Lithium Product Sold, Excluding Taxes : Corresponds to the net value after taxes of invoices issued to Unrelated Third Parties for the Volume of Lithium Product Sold, including (a) debit notes related to the invoices, and (b) credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

Lithium Product Sales Rate : Corresponds to the progressive and marginal rates for the resulting Lithium Carbonate or Lithium Hydroxide based on the Price of Lithium Product Sold.

Lithium Product Conversion Factor Used in Revenue Calculation : This corresponds to the conversion factor for the Lithium Product used in the chemical conversion for the calculation of income, as indicated in Annex 10.

Lithium Product Sales Conversion Factor : This corresponds to the conversion factor for lithium product sold, used in the chemical conversion as indicated in Annex 10.

Lithium Product Price Used in Rent Calculation : This corresponds to the weighted average price of Battery-Grade Lithium Carbonate or Battery-Grade Lithium Hydroxide for the same Revenue Period in which the recalculation is performed, distinct from the Lithium Product Sold.

Lithium Product Rate Used in Revenue Calculation : Corresponds to the progressive and marginal rates of the resulting Lithium Carbonate or Lithium Hydroxide based on the Price of the Lithium Product used in chemical conversion.

Page: 139/185

CASE D: For sales of Other Lithium Products marketed by the Company to Related Parties for the purpose of chemical conversion into Other Lithium Products:

$$\text{Revenue} = \text{Volume of Other Lithium Product } i \times \text{Conversion Factor} \times \text{Price of Other Lithium Product } j \times \text{Rate of Other Lithium Product } j$$

Certificate 123456865496 Verify validity http://www.fojas.

Where,

Volume of Other Lithium Product i	:	Corresponds to the quantity of Other Lithium Product i sold by the Company during the Revenue Period to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, in metric tons, for chemical conversion into Other Lithium Product.
Conversion Factor	:	Corresponds to the chemical conversion factor from Other Lithium Products j to Other Lithium Products i, to be established by the parties, as applicable.

20 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 29 of 74.

Price of Other Lithium Product j	:	This corresponds to the price of the chemically converted Other Lithium Product j, used to calculate the Revenue for the same Revenue Period, as applicable.
Rate of Other Lithium Product j	:	This corresponds to the rate(s) that the parties will negotiate in good faith, prior to the expiration of the maximum term of 3 interim payment periods, in accordance with the mechanism described in Section Seven.Three(h) of the Lease Agreement for Other Lithium Products.

CASE E: If the sales of the Company, CODELCO, the Private Shareholder, and all Related Parties for the Rental Period do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the preceding CASES A, B, C, or D, an independent expert appointed in accordance with the mechanism described in Section Seven.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

(3) CALCULATION MECHANISM FOR POTASSIUM CHLORIDE

The Company shall pay for Potassium Chloride an amount equal to the higher of the following: (x) a minimum sales volume for payment equal to the quarterly equivalent of 60% of the Theoretical Potassium Chloride Production Capacity that is in operation, in accordance with the provisions of Annex 5, at the weighted average price for the period of sales to Unrelated Third Parties made by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing during the same period, and at a rate of 1.8%, and (y) the result of applying the following mechanism:

CASE A: In cases where the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total Potassium Chloride sales during the Tax Period, the following cases shall apply, as applicable:

CASE A.1: If the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company's total Potassium Chloride sales invoiced during the Tax Period and (a) those sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Income shall be determined as follows:

$$\text{Income}_a = \text{Income 1} + \text{Income 2} + \text{Income 3} + \text{Income 4} + \text{Income 5}$$

Page: 140/185

Revenue 1: For sales of Potassium Chloride invoiced by the Company to an Unrelated Third Party:

$$\text{Revenue 1} = \sum(\text{Sales volume i} \times \text{Rate} \times \text{Sales price i})$$

No.

Where,

Sales Price i : $\dfrac{\sum(\text{net invoice value j})}{\sum(\text{Sales Volume j})}$

Sales Volume i : Corresponds to the MT of the Potassium Chloride product identified in invoice i, also incorporating the volume associated with: (a) the debit notes, and (b) the

21 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 30 of 74.

credit notes associated with said invoice i that have been issued in the respective Revenue Period.

Net Value of tax invoice j : This corresponds to the sales value of potassium chloride, as identified on the Company's invoice to unrelated third parties, including (a) debit notes, and (b) credit notes associated with such invoices that were issued during the respective tax period.

Sales Volume j : Corresponds to the metric tons of Potassium Chloride identified in the Company's invoice j to Unrelated Third Parties, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice j that have been issued during the respective Tax Period.

Rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the sales price i.

<u>Income 2: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into other potassium products:</u>

$$\text{Revenue 2} = \sum (\text{Sales volume i} \times \text{Rate} \times \text{Price j})$$

Where,

Sales Volume i : Corresponds to the MT of the Potassium Chloride product identified on invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

Price j : Corresponds to the higher of (a) the sales price i, and (b) the final sales price.

Retail price : $$\frac{\sum(\text{net invoice value i})}{\sum(\text{Sales Volume } i\,)}$$

Net Invoice Value i : Corresponds to the net value, excluding taxes, of Potassium Chloride invoiced by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an Unrelated Third Party, incorporating (a) the debit notes and (b) credit notes associated with invoices issued during the Tax Period.

Final Sale Price : $$\frac{\sum(\text{net value 2})}{\sum(\text{Sales Volume 2})}$$

Page: 141/185

Net Value 2 : Corresponds to the net value of taxes on Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with such invoices that have been issued during the Tax Period.

Sales Volume 2 : This corresponds to the total quantity of potassium chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, in metric tons, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period.

Rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j.

Certificate

22 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 31 of 74.

Income 3: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for chemical conversion into other potassium products:

$$\text{Revenue } 3 = \sum(\text{Conversion volume } i \times \text{Rate} \times \text{Price})$$

Where,

Conversion Volume i : Corresponds to the metric tons (Mt) of the Potassium Chloride product identified on the Company's invoice i to a Related Party, and which is intended for chemical conversion into other potassium products, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

Price :

$$\frac{\sum(\text{net value 3}) * 81\%}{\sum(\text{Sales Volume 3})}$$

Net Value 3 : Corresponds to the net value of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, including (a) debit notes and (b) credit notes associated with invoices issued during the Tax Period.

Sales Volume 3 : This corresponds to the total quantity of potassium chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties in metric tons, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period.

Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Price.

Revenue 4: Recalculation for sales invoiced by a Related Party to Unrelated Third Parties of other potassium products derived from chemical conversion, other than Potassium Nitrate:

Revenue 4 = Max {(Conversion Volume × Conversion Price × Conversion Price Rate) - Income paid i;0}

Where,

Conversion Volume : Corresponds to the quantity of product converted through a chemical reaction, other than Potassium Nitrate, and sold based on the Company's Potassium Chloride invoice, by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons.

Conversion Price :

$$\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$$

Net Conversion Value : Corresponds to the net value of the invoices to Unrelated Third Parties for the converted product, including (a) the debit notes and (b) the credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company.

Conversion Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Conversion Price.

Page: 142/185
Certificate No. 123456865496
Check validity at http://www.fojas.cl

23 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 32 of 74. 24 Appendix 6 – Income Calculation Method Revenue 5 = Blend Volume × [(Blend Price × Blend Rate) - (KCl Price × KCl Rate)] Provisional Income = ∑ (Volume of goods × Provisonal Rate × Provisional Price) + Conversion Income 1 + Conversion Recalculation 2 + Recalculation 3 Income paid i : Corresponds to the amount in US$ paid to CORFO for the Rent on the Company’s invoice i. Rent 5: Rent for Blends Containing Potassium Chloride (KCl): Where: Blend Volume: Corresponds to the quantity of Potassium Chloride shipped for Mixtures during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons. Blend Price: KCl Price × 1.13 KCl Price: This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. Blend Rate: Refers to the progressive and marginal rates for Potassium Chloride. KCl Rate: Refers to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride. Blend: Any other potassium product containing KCl that results from direct blending with other products, without chemical conversion, and that generates a higher margin than the KCl it contains. CASE A.2: If the total amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the Company’s total invoiced Potassium Chloride sales during the Tax Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows: Where, Page: 143/185 Sales Volume i Provisional price Unrelated party Sales Price : Corresponds to the MT of the Potassium Chloride product identified on the Company’s invoice i, excluding those invoices to a Related Party intended for chemical conversion into other potassium products, and also including the volume associated with: (a) the debit notes, and (b) credit notes associated with said invoice i that have been issued in the respective Income Period. : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties. : ∑(unrelated value) Certificate 123456865496 Verify validity http://www.fojas. Unrelated Value ∑(Unrelated sales volume ) : Corresponds to the net-of-tax value of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 33 of 74. 25 Appendix 6 – Income Calculation Method Income Tax Recalculation = ∑(Sales Volume i × Final Rate × Final Price) − ∑(Sales Volume i × Provisional Rate × Provisional Price) associated with invoices issued during the respective Tax Period. Sales Volume Unrelated : This corresponds to the sales volume of Potassium Chloride in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Unrelated and Indirectly Related Sales Price : ∑(Unrelated and indirectly related value ) Unrelated and Indirectly Related Value ∑(Unrelated and indirectly related sales volume) : This corresponds to the pre-tax value of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period. Unrelated and Indirectly Related Sales Volume : This corresponds to the sales volume of Potassium Chloride in metric tons, invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Provisional rate : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Provisional Price. Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the Provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Three(g) of the Lease Agreement, to the extent applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Page: 144/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Final rate : Corresponds to the effective rate resulting from the Final Price. Final price : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. Expert Price : This corresponds to the price determined through the Challenge Procedure, where applicable. Conversion Revenue 1: For sales of Potassium Chloride invoiced by the Company to a Related Party, intended for chemical conversion into other potassium products: Conversion Revenue 1 = ∑(Conversion Volume i × Rate × Price) Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 34 of 74. 26 Appendix 6 – Income Calculation Method Conversion Recalculation 2 = Max {(Conversion Volume × Conversion Price × Conversion Price Rate) - Dividend Paid i;0} Where, Conversion Volume i : Corresponds to the metric tons (Mt) of the Potassium Chloride product identified in the Company’s invoice i to a Related Party, intended for conversion into other potassium products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period. Price : ∑(net value 3) * 81% ∑(Sales Volume 3) Net Value 3 : This corresponds to the pre-tax value of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Related Parties other than the Company, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Sales Volume 3 : Represents the total quantity of Potassium Chloride invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period. Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Price. Recalculation for Conversion 2: For sales invoiced by a Related Party to Unrelated Third Parties of other potassium products derived from chemical conversion, other than Potassium Nitrate: Where, Conversion Volume : Corresponds to the quantity of product converted through a chemical reaction and sold, based on the Company’s Potassium Chloride invoice i, by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to all Unrelated Third Parties in Mt. Conversion Price : ∑(net conversion value) ∑(𝑉𝑜𝑙𝑢𝑚𝑒𝑛 𝑐𝑜𝑛𝑣𝑒𝑟𝑠𝑖𝑛) Page: 145/185 Net Conversion Conversion Rate Income paid i : Corresponds to the pre-tax value of the invoices to an Unrelated Third Party for the converted product, including (a) debit notes, and (b) the credit notes associated with such invoices, which have been issued during the Revenue Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company. : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from the Conversion Price. : Corresponds to the amount in US$ paid to CORFO for the Income from the Company’s invoice i. Certificate 123456865496 Verify validity http://www.fojas. Recalculation 3: For sales of Blends containing Potassium Chloride (KCl): Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 35 of 74. 27 Appendix 6 – Income Calculation Method Revenue = ∑[(Sales volume i × Rate × Price) + (Sales volume j × Rate j × Price j) + (Sales volume k × Rate k × Price k)] + Conversion adjustment + Mixed revenue Where: Blend Volume: Corresponds to the quantity of Potassium Chloride shipped for Mixtures during the Lease Period by the Company, CODELCO, and the Private Shareholder, in metric tons. Blend Price: KCl Price × 1.13 KCl Price: This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period Blend Rate: Refers to the progressive and marginal rates for Potassium Chloride. KCl Rate: Refers to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride. Blend: Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl content. CASE B: In cases where the amount of Potassium Chloride sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company’s total Potassium Chloride sales for the Tax Period, the following cases shall apply as appropriate. CASE B.1: If the invoiced sales of Potassium Chloride by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties equal or exceed 50% of the total Potassium Chloride sales of such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then Revenue shall be determined as follows: Where, Page: 146/185 Sales Volume i : This corresponds to the MT of the potassium chloride product identified on the Company’s Invoice i, which is not intended for chemical conversion into other potassium products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective tax period. Certificate No. 123456865496 Verify validity at http://www.fojas.cl Rate : Corresponds to the progressive and marginal rates, as per Annex 5, calculated based on the Price. Price : Corresponds to the higher of (a) the unrelated and indirectly related sales price and (b) the unrelated sales price. Unrelated party Sales Price : ∑(unrelated value) ∑(Unrelated sales volume) Recalculation 3 = Blend Volume × [(Blend Price × Blend Rate) - (KCl Price × KCl Rate)]

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 36 of 74. 28 Appendix 6 – Income Calculation Method Unrelated Value : Corresponds to the net of taxes invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties for Potassium Chloride during the Revenue Period, including (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Tax Period. Unrelated Sales Volume : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties for Potassium Chloride during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) : Corresponds to the net amount of taxes invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties of Potassium Chloride during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Tax Period. : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties for Potassium Chloride during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. Sales Volume j : This corresponds to the MT of the product identified on the Company’s invoice j to a Related Party, namely Potassium Chloride, which is intended for chemical conversion into Potassium Nitrate, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that were issued during the respective Tax Period. Rate j : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j. Price j : Price * 81%. Page: 147/185 Sales k : Corresponds to the MT of the product identified on the Company’s invoice j to a Related Party, namely Potassium Chloride, intended for chemical conversion into other potassium products other than Potassium Nitrates, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that have been issued in the respective Income Period. Rate k : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price k. Price k : Price * 81% Certificate 123456865496 Check the validity of http://www.fojas. Conversion Recalculation = Max {(Conversion Volume × Conversion Price × Conversion Payment Rate) - Paid Income k;0} Unrelated and Indirectly Related Sales Price Unrelated and Indirectly Related Value Unrelated and Indirectly Related Sales Volume Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 37 of 74. 29 Appendix 6 – Income Calculation Method Where, Conversion Volume : Corresponds to the quantity of product converted through a chemical reaction, other than Potassium Nitrate, and sold based on the Company’s Potassium Chloride invoice k, by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in metric tons. Conversion Price : ∑(net conversion value) Net Conversion Value ∑(Conversion volume) : Corresponds to the net value, after taxes, of the invoices to Unrelated Third Parties for the converted product, other than Potassium Nitrate, including (a) the debit notes, and (b) the credit notes associated with said invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company. Conversion Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Conversion Price. Income paid k : This corresponds to the amount in US$ paid to CORFO for the rent on the Company’s invoice k. Where: Blend Volume: This corresponds to the quantity of Potassium Chloride shipped for blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons. Blend Price: KCl Price × 1.13 KCl Price: This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period. Blend Rate: This corresponds to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride. KCl Rate: Corresponds to the progressive and marginal rates for Potassium Chloride. Page: 148/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Blend: Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl it contains. CASE B.2: If the invoiced sales of Potassium Chloride by the Company’s Related Parties, CODELCO and the Private Shareholder, to Unrelated Third Parties (a) are less than 50% of the total Potassium Chloride sales of such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then Revenue shall be determined as follows: Blended Revenue = Blend Volume × [(Blend Price × Blend Rate) - (KCl Price × KCl Rate)] Provisional income = ∑ [(Sales volume i × Provisional rate × Provisional price) + (Sales volume j × Rate j × Price j) + (Sales volume k × Rate k × Price k)] + Conversion adjustment + Mixed income Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 38 of 74. 30 Appendix 6 – Income Calculation Method Where, Sales Volume i : This corresponds to the MT of the potassium chloride product identified on the Company’s Invoice i, which is not intended for chemical conversion into other potassium products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that were issued during the respective tax period. Provisional rate : Corresponds to the resulting progressive and marginal rates based on the provisional price. Provisional price : Corresponds to the higher of (a) the unrelated and indirectly related sales price and (b) the unrelated sales price. Unrelated party Sales Price : ∑(unrelated value) Unrelated Value ∑(Unrelated sales volume) : Corresponds to the net of taxes invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties for Potassium Chloride during the Revenue Period, including (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Tax Period. : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties for Potassium Chloride during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period. : ∑(Unrelated and indirectly related value ) ∑(Unrelated and indirectly related sales volume) : Corresponds to the net amount of taxes invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties of Potassium Chloride during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Tax Period. Page: 149/185 Sales Volume j : Corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties of Potassium Chloride during the Revenue Period, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period. : This corresponds to the MT of the product identified on the Company’s invoice j to a Related Party, consisting of Potassium Chloride, which is intended for chemical conversion into Potassium Nitrate, and also includes the volume associated with: (a) the debit notes, and (b) the credit notes associated with said invoice j that were issued during the respective Tax Period. Certificate 123456865496 Verify validity http://www.fojas. Rate j : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price j. Price j : Provisional price * 81%. Sales Volume k : Corresponds to the metric tons of the product identified on the Company’s invoice j to a Related Party, namely Potassium Chloride, intended for Unrelated Sales Volume Unrelated and Indirectly Related Sales Price Unrelated and Indirectly Related Value Unrelated and Indirectly Related Sales Volume Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 39 of 74. 31 Appendix 6 – Income Calculation Method Rent Recalculation = ∑[(Sales Volume i × Final Rate × Final Price) + (Sales Volume j × Final Rate × Final Price) + (Sales Volume k × Final Rate × Final Price)] − ∑[(Sales volume i × Provisional rate × Provisional price) + (Sales volume j × Provisional rate × Provisional price) + (Sales volume k × Provisional rate × Provisional price) Conversion Recalculation = Max {(Conversion Volume × Conversion Price × Conversion Payment Rate) - Income Paid k;0} chemical conversion into other potassium products other than potassium nitrates, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice j that have been issued during the respective tax period. Rate k : Corresponds to the progressive and marginal rates, as per Annex 5, resulting from Price k. Price k : Provisional Price * 81% Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary. Where, Final rate : Corresponds to the effective rate resulting from the Final Price. Final price : This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price. Expert Price : Corresponds to the price determined through the Challenge Procedure, where applicable. Where, Pay: 150/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl Conversion Volume Conversion Price Net Conversion : Corresponds to the quantity of product converted and sold other than Potassium Nitrate based on the Potassium Chloride invoice, from the Company to CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons. : ∑(net conversion value) ∑(Conversion volume) : This corresponds to the pre-tax value of invoices issued to Unrelated Third Parties for the processed product, other than potassium nitrate, including (a) debit notes, and (b) the credit notes associated with such invoices, which have been issued during the Tax Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 40 of 74.

Conversion Rate : Corresponds to the progressive and marginal rates, as set forth in Annex 5, resulting from the Conversion Price.

Income paid k : This corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice k.

$$\text{Blended Revenue} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{KCl Price} \times \text{KCl Rate})]$$

Where:

Blend Volume: This corresponds to the quantity of potassium chloride shipped for blending during the lease period by the Company, CODELCO, and the Private Shareholder, in metric tons.

Blend Price: KCl Price × 1.13

KCl Price: This corresponds to the pre-tax price of Potassium Chloride invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the Revenue Period.

Blend Rate: This corresponds to the progressive and marginal rates, as set forth in Annex 5, for Potassium Chloride.

KCl Rate: Corresponds to the progressive and marginal rates for Potassium Chloride.

Blend: Any other potassium product containing KCl that results from direct mixing with other products, without chemical conversion, and that generates a higher margin than the KCl it contains.

CASE C: If the sales of potassium chloride by the Company, CODELCO, the Private Shareholder, and all Related Parties of the foregoing during the Payment Period do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the foregoing CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Seven.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary.

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(4) CALCULATION MECHANISM FOR SOP, ABO, SODIUM CHLORIDE, MAGNESIUM CHLORIDE, AND OTHER PRODUCTS

The Rent for these products shall be calculated as the greater of (a) the Minimum Rent for each product and (b) the Rent according to the calculation mechanism for each product:

(a) **Minimum Revenues for Each Product**:

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Minimum Revenue for SOP:

32 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 41 of 74.

SOP Minimum Income	:	**SOP Minimum Rent Volume * SOP Price * 1.8%**
Minimum SOP Rental Volume	:	The theoretical minimum payment volume for Potassium Sulfate is the quarterly equivalent of 60% of the Theoretical Production Capacity for Potassium Sulfate, as provided in Annex 5.
SOP Price	:	The weighted average price for the period of sales to Unrelated Third Parties made by the Company and its Related Parties during the same period; if no sales occurred during the period, the price shall be the sum of 171 USD/MT plus 1.24 times the average customer sales price of Potassium Chloride invoiced by the Company and its Related Parties to all Unrelated Third Parties, other than the Company, incorporating (a) debit notes, and (b) credit notes associated with such invoices, that have been issued during the Revenue Period.

ABO Minimum Revenue:

Minimum ABO Revenue	:	**Minimum ABO Revenue Volume * ABO Price * 1.8%**
ABO Minimum Income Volume	:	The theoretical minimum payment volume for boric acid is the quarterly equivalent of 60% of the Theoretical Boric Acid Production Capacity, as set forth in Annex 5.
ABO Price	:	The weighted average FOB export price from Chile for the most recent quarter available at the time of royalty payment.

Minimum Royalty for Sodium Chloride: None. Additionally, the volumes of Sodium Chloride (or Halite) that the Company transfers to indigenous organizations will be deducted from the royalty calculation basis.

Minimum Royalty for Magnesium Chloride: None. Additionally, the volumes of magnesium chloride (or bischofite) that the Company transfers to indigenous organizations will be deducted from the royalty calculation basis.

Minimum Revenue for Other Products: None.

(b) **Revenue according to the calculation mechanism for each product**:

CASE A: In cases where the amount of sales invoiced by the Company to Unrelated Third Parties is equal to or greater than 50% of the Company's total sales for the Revenue Period, the following cases shall apply, as applicable:

Page: 152/185
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Verify validity at http://www.fojas.cl

CASE A.1: If the total amount of sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales invoiced by the Company during the Tax Period and (a) those sales are made to at least 3 different customers and (b) none of them accounts for more than 70% of those sales, then the Tax will be determined as follows:

$$\text{Income a} = \text{Income 1} + \text{Income 2} + \text{Income 3} + \text{Income 4} + \text{Income 5}$$

Revenue 1: For sales invoiced by the Company to an Unrelated Third Party:

$$\text{Revenue 1} = \sum(\text{Sales volume i} \times \text{Rate} \times \text{Sales price i})$$

Where,

33 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 42 of 74.

Selling price i : $\frac{\sum(\text{Invoice Value i})}{\sum(\text{Sales Volume } i)}$

Invoice Amount i : Corresponds to the total net value of Invoice i, excluding taxes, issued during the Tax Period by the Company to an Unrelated Third Party, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Tax Period.

Sales Volume i : Corresponds to the metric tons (Mt) of the product identified on the Company's Invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said Invoice i that have been issued during the respective Revenue Period.

Rate As specified in Annex 5 for each product.

<u>Revenue 2: For sales invoiced by the Company to a Related Party, intended for sale to an Unrelated Third Party, excluding sales for chemical conversion into other products:</u>

$$\text{Revenue } 2 = \sum (\text{Sales volume} i \times \text{Rate} \times \text{Price j})$$

Where,

Sales Volume i : Corresponds to the MT of the product identified on invoice i, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

Price j : Corresponds to the higher of (a) the sales price i, and (b) the final sales price.

Sales Price i : $\frac{\sum(\text{Invoice Value i})}{\sum(\text{Sales Volume } i)}$

Invoice i Amount : This corresponds to the total net amount (excluding taxes) of Invoice i, issued during the Revenue Period by the Company to CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, so that the latter may allocate said sale to an unrelated third party, including (a) debit notes, and (b) the credit notes associated with said invoices that were issued during the Tax Period.

Final Sale Price : $\frac{\sum(\text{Net Value 2})}{\sum(\text{Sales Volume 2})}$

Page: 153/185

Net Value 2 : This corresponds to the net value, excluding taxes, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

Sales Volume 2 : This corresponds to the total amount of product invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in metric tons, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period.

Fee : Corresponds to the rates set forth in Annex 5.

Certificate 123456865496 Check the validity of http://www.fojas.

34 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 43 of 74.

Revenue 3: For sales invoiced by the Company to a Related Party, intended for chemical conversion into other products:

$$\text{Revenue 3} = \sum(\text{Conversion Volume i} \times \text{Rate} \times \text{Price})$$

Where,

Conversion Volume i : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, intended for chemical conversion into other products, and also includes the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that were issued during the respective Revenue Period.

Rate : As specified in Annex 5 for each product.

Price : $\dfrac{\sum(\text{net value excluding tax 3})}{\sum(\text{Sales Volume 3})}$

Net Value excluding tax 3 : Corresponds to the net value excluding taxes invoiced by the Company to CODELCO, the Private Shareholder, and all Related Parties of the foregoing, so that the latter may allocate said sale to an Unrelated Third Party for conversion, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Tax Period.

Sales Volume 3 : This corresponds to the total amount of product invoiced by the Company to CODELCO, the Private Shareholder, and all Parties Related to the foregoing, so that the latter may allocate said sale to an Unrelated Third Party for conversion, in metric tons, also incorporating the volume associated with: (a) the debit notes, and (b) credit notes associated with such invoices issued during the respective Revenue Period.

Revenue 4: Recalculation for sales invoiced by a Related Party, intended for chemical conversion into other products with higher value added:

$$\text{Revenue 4} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Income paid i};0\}$$

Where,

Page: 154/185
Certificate No. 123456865496
Verify validity at http://www.fojas.cl

Conversion Volume	:	Corresponds to the quantity of product converted and sold, based on the Company's invoice i, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing other than the Company, to all Unrelated Third Parties in Mt.
Conversion Price	:	$\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$
Net Conversion Value	:	Corresponds to the net value, after taxes, invoiced by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company, to an Unrelated Third Party for the converted product, including (a) debit notes, and (b) credit notes associated with invoices issued during the Income Period.
Conversion Rate	:	This corresponds to the rates set forth in Annex 5.
Rent Paid i	:	This corresponds to the amount in US$ paid to CORFO for the tax on the Company's invoice i.

35 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 44 of 74.

Revenue 5: Revenue from Blends containing Potassium Sulfate (SOP):

$$\text{Revenue 5} = \text{Blend Volume} \times [(\text{Blend Price} \times \text{Blend Rate}) - (\text{SOP Price} \times \text{SOP Rate})]$$

Where:

Blend Volume: This corresponds to the amount of SOP sent for blending during the rental period by the Company, CODELCO, and the Private Shareholder, in metric tons.

Blend Price: SOP Price × 1.13

SOP Price: This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

Blend Rate: Corresponds to the progressive and marginal rates for the SOP.

SOP Rate: Refers to the progressive and marginal rates for the SOP.

Blend: Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

CASE A.2: If the total amount of sales invoiced by the Company to Unrelated Third Parties equals or exceeds 50% of the total sales invoiced by the Company during the Tax Period and (a) those sales are made to fewer than 3 different customers or (b) any single customer accounts for more than 70% of those sales, then taxable income shall be determined as follows:

$$\text{Provisional income} = \sum (\text{Sales volume i} \times \text{Rate} \times \text{Provisional price}) + \text{Conversion adjustment} + \text{Mixed income}$$

Where,

Sales volume i : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

Provisional price : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties.

Unrelated party Sales Price :

$$\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$$

Unrelated Value : Represents the net amount, after taxes, invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to Unrelated Third Parties during the Revenue Period, including (a) debit notes, and (b) credit notes associated with invoices, that were issued during the respective Revenue Period.

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Unrelated Sales Volume : Represents the sales volume in metric tons (Mt) invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Tax Period, also including the volume associated with: (a) debit notes, and (b) credit memos associated with invoices issued during the respective Revenue Period.

Unrelated and Indirectly Related Sales Price :

$$\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$$

Certificate 123456865496 Check validity http://www.fojas.

a

36 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 45 of 74.

Unrelated and Indirectly Related Value	:	This corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.
Unrelated and Indirectly Related sales volume	:	This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, and further includes the volume associated with: (a) debit notes, and (b) credit notes associated with invoices issued during the respective Revenue Period.
Fee	:	Corresponds to the rates in Annex 5 for the provisional price.

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

$$\text{Rent Recalculation} = \sum(\text{Sales Volume i} \times \text{Final Rate} \times \text{Final Price}) - \sum(\text{Sales Volume i} \times \text{Provisional Rate} \times \text{Provisional Price})$$

Where,

Final rate	:	Corresponds to the effective rate resulting from the Final Price.
Final price	:	This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.
Expert Price	:	Corresponds to the price determined through the Challenge Procedure, where applicable.

$$\text{Conversion Recalculation} = \sum (\text{Max } \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income i};0\})$$

Where,

Page: 156/185

Certificate No. 123456865496
Verify validity at http://www.fojas.cl

Conversion Volume : Corresponds to the quantity of product converted and sold, based on the Company's invoice, billed by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in Mt.

Conversion Price : $$\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$$

Net Conversion Value : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for the converted product, including (a) debit notes, and (b) credit memos associated with such invoices, issued during the Revenue Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

37 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 46 of 74.

Conversion Rate : Refers to the rates set forth in Annex 5.

Rent paid i : Corresponds to the amount in US$ paid to CORFO for the rent on the Company's invoice i.

Blended Revenue: Revenue from blends containing potassium sulfate (SOP):

$$\text{Blend Revenue} = \text{Blend Volume} \times (\text{Blend Price} \times \text{Blend Rate} - \text{SOP Price} \times \text{SOP Rate})$$

Where,

Blend Volume:	Corresponds to the amount of SOP sent for Blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.
Blend Price:	SOP Price × 1.13
SOP Price:	This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, including (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.
Blend Rate:	Corresponds to the progressive and marginal rates for the SOP.
SOP Rate:	Refers to the progressive and marginal rates for the SOP.
Blend:	Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

CASE B: For cases in which the amount of sales invoiced by the Company to Unrelated Third Parties is less than 50% of the Company's total sales for the Tax Period, the following cases shall apply as appropriate

CASE B.1: If the sales invoiced by the Company's Related Parties, CODELCO, and the Private Shareholder to Unrelated Third Parties equal or exceed 50% of the total sales of such Related Parties and (a) are made to at least 3 different customers and (b) none of them accounts for more than 70% of these sales, then Revenue shall be calculated as:

$$\text{Revenue} = \sum(\text{Sales Volume i} \times \text{Rate} \times \text{Price}) + \text{Conversion Adjustment} + \text{Blended Revenue}$$

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Where,

Sales Volume i	:	Corresponds to the MT of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.
Price	:	It corresponds to the higher of (a) the unrelated and indirectly related sales price and (b) the unrelated sales price.
Unrelated party Sales Price	:	$\dfrac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$
Unrelated Value	:	Corresponds to the net value of taxes invoiced by the Company, CODELCO, the Private Shareholder, and all Related Parties to the

Certificate 123456865496 Verify validity at http://www.fojas.

38 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 47 of 74.

to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Unrelated Sales Volume : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Revenue Period, and also includes the volume associated with: (a) debit notes, and (b) the credit notes associated with such invoices that have been issued during the respective Revenue Period.

Unrelated and Indirectly Related Sales Price :

$$\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$$

Unrelated and Indirectly Related Value : This corresponds to the net of taxes amount invoiced by the Company, CODELCO, the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the Revenue Period, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Unrelated and Indirectly Related Sales Volume : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, including all Parties Related to the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the respective Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period.

Rate : Corresponds to the rates in Annex 5.

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income } i;0\}$$

Where,

Conversion Volume : Corresponds to the quantity of product converted and sold, based on the Company's invoice i, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties in Mt.

Conversion Price :

$$\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$$

Net Conversion amount : Corresponds to the net-of-tax value of invoices to Unrelated Third Parties for the converted product, including (a) debit notes, and (b) credit notes associated with said invoices, which were issued during the Tax Period.

Page: 158/185
Certificate No. 123456865496
Check validity at http://www.fojas.cl

Conversion Rate : Corresponds to the rates set forth in Annex 5.

Income paid i : Corresponds to the amount in US$ paid to CORFO for the Revenue from the Company's invoice i.

<u>Blended Revenue: Revenue from Blends containing Potassium Sulfate (SOP):</u>

Blend Revenue = Blend Volume × (Blend Price × Blend Rate - SOP Price × SOP Rate)

39 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 48 of 74.

Where,

Blend Volume: Corresponds to the amount of SOP shipped for Blends during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.

Blend Price: SOP Price × 1.13

SOP Price: This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.

Blend Rate: Corresponds to the progressive and marginal rates for the SOP.

SOP Rate: Refers to the progressive and marginal rates for the SOP.

Blend: Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

<u>**CASE B.2:**</u> If the sales invoiced by the Company's Related Parties, CODELCO, and the Private Shareholder to Unrelated Third Parties (a) are less than 50% of the total sales of such Related Parties, or (b) are made to fewer than 3 different customers, or (c) any single customer accounts for more than 70% of those sales, then the Income shall be determined as follows:

$$\text{Provisional Revenue} = \sum (\text{Sales Volume i} \times \text{Rate} \times \text{Provisional Price}) + \text{Conversion Adjustment} + \text{Mixed Revenue}$$

Where,

Sales Volume i : Corresponds to the metric tons (Mt) of the product identified on the Company's invoice i, also including the volume associated with: (a) debit notes, and (b) credit notes associated with said invoice i that have been issued during the respective Revenue Period.

Provisional price : Corresponds to the higher of (a) the sales price to unrelated parties and indirectly related parties and (b) the sales price to unrelated parties.

Unrelated party Sales Price : $\frac{\sum(\text{unrelated value})}{\sum(\text{Unrelated sales volume})}$

Unrelated Value : Corresponds to the net value of sales invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to Unrelated Third Parties during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.

Unrelated Sales Volume : This corresponds to the sales volume in metric tons invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing to all Unrelated Third Parties during the Revenue Period, also including the volume associated with: (a) debit notes, and (b) credit memos associated with such invoices issued during the respective Revenue Period.

Page: 159/185

Unrelated and Indirectly Related Sales Price : $\frac{\sum(\text{Unrelated and indirectly related value})}{\sum(\text{Unrelated and indirectly related sales volume})}$

Certificate 123456865496 Verify validity http://www.fojas.

Unrelated and Indirectly Related Value : This refers to the net amount (after taxes) invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the aforementioned entities, all Unrelated Third Parties, and

40 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 49 of 74.

		all Indirectly Related Parties, during the Tax Period, including (a) debit notes, and (b) credit notes associated with invoices issued during the respective Tax Period.
Unrelated and Indirectly Related Sales Volume	:	This corresponds to the sales volume in metric tons, invoiced by the Company, CODELCO, and the Private Shareholder, including all Related Parties of the foregoing, all Unrelated Third Parties, and all Indirectly Related Parties, during the respective Revenue Period, also incorporating the volume associated with: (a) debit notes, and (b) credit notes associated with such invoices that have been issued during the respective Revenue Period.
Rate	:	Corresponds to the rates in Annex 5 for the Provisional Price.

Given this situation, the Company shall recalculate, settle, and pay the Rent, in the following period, with respect to any positive differences arising between the Provisional Price used to determine the Rent paid and the price determined by an independent expert appointed in accordance with the mechanism described in Section Seven.Section Three(g) of the Lease Agreement, as applicable, shall establish the price, procedure, and/or alternative formula for calculating the price for payment of the respective quarter and subsequent quarters, if necessary.

$$\text{Income Tax Recalculation} = \sum(\text{Sales Volume i} \times \text{Final Rate} \times \text{Final Price}) - \sum(\text{Sales Volume i} \times \text{Provisional Rate} \times \text{Provisional Price})$$

Where,

Final rate	:	Corresponds to the effective rate resulting from the Final Price.
Final price	:	This corresponds to the higher of (a) the Provisional Price and (b) the Expert Price.
Expert Price	:	This corresponds to the price determined through the Challenge Procedure, where applicable.

$$\text{Conversion Recalculation} = \text{Max}\ \{(\text{Conversion Volume} \times \text{Conversion Price} \times \text{Conversion Payment Rate}) - \text{Paid Income i};0\}$$

Where,

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Conversion Volume : Corresponds to the quantity of product converted and sold, based on the Company's invoice, invoiced by CODELCO, the Private Shareholder, and all Parties Related to the foregoing, other than the Company, to all Unrelated Third Parties in Mt.

Conversion Price :

$$\frac{\sum(\text{net conversion value})}{\sum(\text{Conversion volume})}$$

Net Conversion Value : Corresponds to the pre-tax value of invoices to Unrelated Third Parties for the converted product, including (a) debit notes, and
(b) credit memos associated with such invoices, issued during the Revenue Period by CODELCO, the Private Shareholder, and all Related Parties to the foregoing other than the Company.

Conversion Rate : Corresponds to the rates set forth in Annex 5.

41 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 50 of 74.

Rent paid i : Corresponds to the amount in US$ paid to CORFO for the Rent on the Company's invoice i.

Blended Revenue: Revenue from blends containing potassium sulfate (SOP):

Blend Revenue = Blend Volume × (Blend Price × Blend Rate - SOP Price × SOP Rate)

Where,

Blend Volume:	Corresponds to the amount of SOP sent for Blending during the Revenue Period by the Company, CODELCO, and the Private Shareholder, in metric tons.
Blend Price:	SOP Price × 1.13
SOP Price:	This corresponds to the pre-tax SOP price invoiced by the Company, CODELCO, the Private Shareholder, and all Parties Related to the foregoing, to all Unrelated Third Parties, incorporating (a) debit notes, and (b) credit notes associated with invoices issued during the Revenue Period.
Blend Rate:	Corresponds to the progressive and marginal rates for the SOP.
SOP Rate:	Refers to the progressive and marginal rates for the SOP.
Blend:	Any other potassium product containing SOP that generates a higher margin than the SOP it contains.

CASE C: If the sales of the Company, CODELCO, the Private Shareholder, and all Related Parties of the foregoing, for the Payment Period, do not permit the application of the mechanisms described above, and only to the extent that it is not possible to apply the foregoing CASES A and B, an independent expert appointed in accordance with the mechanism described in Section Seven.Three(g) of the Lease Agreement, as applicable, shall set the price, procedure, and/or alternative formula for calculating the price for payment for the respective quarter and subsequent quarters, if necessary.

5) FIXED RENT:

The Company shall pay a Fixed Rent of US$3,750 per quarter.

Page: 161/185

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42 Appendix 6 – Income Calculation Method

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 51 of 74.

APPENDIX 7

ACCESS TO INFORMATION BY CORFO

The following information will be available or provided along with the settlements or payment statements, as applicable:

(i) Information regarding the extraction and/or production operations carried out on the properties operated by the Company:

a. Details on brine extraction and reinjection:
   i. Quarterly submission of the following duly completed forms:
      - Table No. 4, table of monthly MOP and SOP extractions.
      - Table No. 5, reinjection table.
   ii. Submission of the following information every six months:
      - Report with an analysis of extractions, which must include the following:
        - Monthly withdrawals by current environmental monitoring points and those flow measurements for operational purposes routinely performed by the Company, along with their physical and chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg).
        - Supporting documentation for the flowmeter records referred to in the preceding paragraph.
        - Copy of the chemical analysis certificate for the samples.
        - Geographic file (KMZ) showing the spatial location of each extraction well.
        - Information on monthly volumes of direct brine reinjection and their physical and chemical characteristics (density, %Li, %K, %Na, %SO4, %Mg), if applicable. If there is no direct reinjection, this must be expressly stated.
        - Monthly volumes of indirect reinjection and their physical and chemical characteristics.
        - Supporting documentation for the flow meter specifications of direct and indirectly reinjection systems.
        - Copy of the chemical analysis certificate for the reinjected brines.
        - Evaporation values for the period.
        - KMZ with information on the *bitterns* and indirect reinjection points or zones.

b. Production Information with quarterly delivery:

i. Technical specifications and codes for all products produced from the brines of the Pertenencias.

ii. Inventory information on salt stockpiles detailed below as of this date and the corresponding KMZ file containing physical location data indicating the perimeter of the stockpile areas for these salts:

- Discarded salts;
- Halites;
- Sylvite, net of the metric tons shipped to the potassium chloride plants in the Salar de Atacama;
- Potassium carnallites, excluding the metric tons shipped to the potassium chloride plants in the Salar de Atacama;
- Bischofite;
- Lithium carnallites and other salts (Kainites and Schoenites).
- Potassium and lithium sulfate.

iii. Monthly volume report for the aforementioned salts produced during that period, including their chemical characteristics.

iv. Monthly volumes of each final product, by type, per plant (Li_2CO_3 BG and TG, LiOH BG and TG, MOP, SOP, ABO, and others).

v. Table 6 and Table 7.

vi. Access to sampling of final products and intermediate salts.

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1 Appendix 7 – CORFO's Access to Information

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 52 of 74.

c. Mass balance (metallurgical balance) and efficiency statistics on a semi-annual and annual basis, consolidated into a single document in accordance with Table No. 8.

d. Access to relevant production studies and analyses for the purposes of contractual obligations regarding the following areas:
   i. Geological/Hydrogeological (conceptual models, mathematical-numerical water balances, and their supporting data), which must be shared with the General Water Directorate and the Superintendency of the Environment;
   ii. Reserve studies;
   iii. Exploration analyses and information;
   iv. Chemical studies and/or analyses and/or studies of lithium and potassium recovery/efficiency processes;
   v. Direct and indirect reinjection studies and/or brine concentration studies; and
   vi. Any future study relevant to the purposes of the contractual obligations relating to the Property and the sustainability of the Atacama Salt Flat.

   The Parties shall ensure that the performance of the obligations set forth in this paragraph does not involve the disclosure of information subject to intellectual and/or industrial property rights owned by the Parties or third parties, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams, provided that such materials contain detailed and specific information regarding a process or part thereof.

(ii) Information regarding environmental compliance:

a. All records relating to environmental assessment procedures linked to the Company's operations on the Properties and the RCAs issued as a result thereof. These records include those relating to the preliminary consultations for entry into the Environmental Impact Assessment System, Environmental Impact Statements, and Environmental Impact Studies, as well as the sector-specific environmental permits submitted by the Company.

b. The results of the environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations, including those reports that, while not publicly available, are submitted solely to the environmental authority—whether the SMA, the General Water Directorate, the National Geology and Mining Service, or any other entity to which environmental information must be provided.

c. The results of all environmental monitoring and follow-up activities conducted, as well as the conceptual and numerical models and their respective supporting documentation and relevant studies prepared for the purposes of contractual obligations to analyze the behavior of the environmental components of the Salar de Atacama, provided that such information does not constitute an obligation established in any environmental or sectoral instrument. Similarly, it may access all information relevant for the purposes of contractual obligations that, while not forming part of the documentation specific to a project's environmental assessment nor belonging to the monitoring activities committed to in environmental qualification resolutions, result from the Company's best practices for studying the condition of the Salar de Atacama.

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d. Reports relevant for the purposes of contractual obligations that may arise from environmental monitoring and follow-up systems resulting from future agreements with the Council of Atacameño Peoples and/or any entity related to the communities.

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2 Appendix 7 – CORFO's Access to Information

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 53 of 74.

(iii) Product marketing information and income calculation:

a. Documents required for determining the sales price and reviewing the quarterly payment status:
   i. Copy of the Company's sales ledger for each quarter in its original currency and a sales subsidiary ledger adapted to the calculation requirements for the payment of royalties.
   ii. Copies of the Company's sales invoices.
   iii. Copies of credit and debit notes duly associated with the invoices for the period.
   iv. Sales ledger and/or sales auxiliary ledger for each of the related parties to the end customer.
   v. Copies of sales invoices from companies related to the Company to the end customer, including credit notes and debit notes, which must not be redacted with respect to customer names, and necessary precautions must be taken to safeguard the confidentiality of the information provided.
   vi. Copy of sales contracts with Unrelated Third Parties and their amendments or purchase orders.
   vii. Copy of the shipping manifest for all domestic sales.
   viii. Report of product shipments from the outgoing weight control system at the Salar de Atacama.
   ix. Certificate of chemical analysis for all sales of the Company's products.
   x. A certificate signed by the general manager for sales of products not originating from the Atacama Salt Flat, accompanied by purchase invoices and inventory records supporting the transaction.
   xi. Table No. 1: Company sales, and Table No. 2: sales to end customers.
   xii. Credit notes associated with invoices from other periods will not be considered in the calculation of revenue.
   xiii. Report on the quantity of Potassium Chloride and Potassium Sulfate (SOP) sent for blending.

b. Export Documents:
   i. Copies of the Single Exit Documents submitted to the National Customs Service for the respective quarterly period. If these are still being processed, the Single Exit Document associated with the respective shipment.
   ii. Copies of the Value Variation Reports (IVV).
   iii. Export Table No. 3.

c. *Bill of Lading* for the shipment. Certificate of the exchange rate observed on the day of payment issued by the Central Bank.

d. Updated Product Traceability Report: A database containing the Company's current and past sales, identifying each product's traceability code, as well as the movements of that product among Related Parties, up to its sale to an end customer or an Unrelated Third Party.

e. Agreements and Other Commercial Arrangements:
   The Company must provide detailed information and copies of current commercial agreements with third parties, specifying the nature of such agreements—such as compensation agreements, product buybacks, maquila arrangements, conversion, consignment, marketing, and *off-take agreements*, among others—and the inventory levels involved, if relevant to the nature of the agreement, under which these agreements are implemented.
   It is understood that the foregoing shall apply to products originating from the Territories and sold by either the Company or any of its affiliates, as previously defined.

(iv) Access to information sent to other agencies:

a. Copies of the reports and their respective annexes, forms, and reports that the Company periodically submits to the National Geology and Mining Service, the SMA, the General Water Directorate, the National Forestry Corporation, and the

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The competent Regional Ministerial Office of Agriculture, in accordance with the RCA

3 Annex 7 – Access to Information by CORFO

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 54 of 74.

in force. In particular, the Company must provide copies of hydrogeological reports, physicochemical and biotic monitoring data, surveys, analyses, studies, audits, compliance objectives and deadlines, and any other information related to the environmental monitoring of its project, along with the respective digital backups of the data sources or origins.

b. Reports and documentation related to the CCHEN's authorization and control procedures, as well as all data necessary to ensure proper cross-checking of information for contract oversight.

c. And any information provided to any other regulatory body regarding production and environmental factors.

(v) Reports on the protection of mining assets:

The Company shall submit an annual report to CORFO detailing all actions related to the administration, management, custody, protection, conservation, safeguarding, care, and ongoing monitoring of the Properties, the Rigo Properties, the Sal and Salares mining properties, and the mining concessions existing in Protection Ring 2 and Protection Ring 10, whether owned by the Company or for which it holds any mining title. Such reports must also contain detailed information regarding the condition of surface lands, any non-compliance with regulations, any negative effects on resources, and any other relevant circumstances that may be detected. Notwithstanding the foregoing, the Company shall be obligated to immediately inform CORFO of any circumstance or event that affects or may affect the integrity and continued existence of the aforementioned mining properties, as well as of any actions the Company takes in connection with the defense undertaken for that purpose.

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4

Appendix 7 – CORFO's Access to Information

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Page: 166/185
No.

TABLE No. 1

SALES INFORMATION

QUARTER: 03

YEAR: 2023

(Plant + Period) Traceability Code	Dus	Document Type	No. Document	Document Date	No. Original Invoice	Original Invoice Date	Customer	A: Yes/No Related?	A: Yes/No Is it a conversion?	Plant	Contract Product Code	Specification Code	Commercial Product	Sales Volume	Sales Unit	Sales Amount	Sales Currency	Remarks
1	0	Domestic Invoice	5242	April 30, 2018	5242	April 30, 2018	SAN FELIPE, Inc.	No	No	P6	MgCl2	Bischofita	Bischofita	########	Ton	#######	CLP	
1	0	Domestic Invoice	5243	April 30, 2018	5243	April 30, 2018	SAN FELIPE, Inc.	No	No	P6	MgCl2	Bischofita	Bischofita	########	Ton	#######	CLP	

Registered Document No. 166 dated September 16, 2025, file No. 5092-2025, p. 55 of 74.

(Plant + Period + Lot) Traceability Original Doc. No. Branch Name Document Type Document Document Document Date Customer Name Client A: Yes/No Related Contract Product Commercial product Sales volume Sales unit Sales Amount Sales currency Exchan ge rate Remarks 1233 1233 SQM-IB SQM-IB Invoice Invoice VC18-1745 VC18-1641 April 24, 2018 April 19, 2018 IMPORT EX IMPORT EX No No KCl KCl MOP-G MOP-G 27,100 28,400 Ton Ton 7,452.50 7,526.00 EURO EURO 0.8191 0.8075 R egistered D ocum ent N o. 166 dated Septem ber 16, 2025, file N o. 5092-2025, p. 56 of 74. Page: 167/185 Certificate 123456865496 Verify validity at http://w w w .fojas. TABLE No. 2 QUARTER: 03 INFORMATION ON SALES RELATED TO UNRELATED CUSTOMERS YEAR: 2023 Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 57 of 74. TABLE NO. 3 QUARTER: 03 EXPORT INFORMATION YEAR: 2,023 Document Number Dus Country of Destination No. Document Amount in Original Currency Sales Clause Sale Code Port of Origin Bill of Lading B/L Free On Board FOB Amount Ocean Freight Amount Contract Product Code Remarks 82294147 South Korea 19,526 2,318,400 CFR ANGAMOS PORT HLCUSCL180404744 2,313,600.00 4,800.00 Li2CO3 BG 82294155 South Korea 19,527 644,000 CFR ANGAMOS PORT HLCUSCL180404883 642,400.00 1,600.00 Li₂CO₃ TG TABLE No. 4 QUARTER: 03 MONTHLY EXTRACTION INFORMATION MOP and SOP YEAR: 2023 Average Brine Concentration During the PeriodP6 = Salar Plant Plant Year Month MOP / SOP Extraction Area Total Volume of Brine Extracted During the Period Volume of Brine Extracted (m³) Average Density (Tons/m³) Li % K % Mg % Cl % Na % B % Ca % SO₄ % P6 2023 04 MOP 4557266 1.225 0.176 2,348 TABLE No. 5 QUARTER: 03 REINJECTION INFORMATION YEAR: 2023 Page: 168/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl P6 = Salar Plant Plant Year Month (Direct / Indirect) Reinjection System Total Volume of Brine Reinjected During the Period Volume of Reinjected Brine (m³) Average Density (t/m³) Average Concentration of Re-injected Brines During the Period Li % K % Mg % Cl % Na % B % Ca % SO₄ % P6 2023 04 Indirect MOP 362,391.364 1,214 0.151 2,716 Registered Document No. 166 dated 09/16/2025, file No. 5092-2025, p. 58 of 74. TABLE No. 6 QUARTER: 03 INTERIM SALES INFORMATION OF PERIOD YEAR: 2023 Average concentrations in the Period P6 = Salar Plant Plant Year Month Dry Basis Intermediate Salts (TMS) Total Harvest Volume (to 3 Decimals) Quantity (TMS) Li % K % P6 2.023 04 Disposal fees 308,967,000 0.027 0.381 P6 2,023 04 Halite 131,108.594 0.015 1,341 P6 2,023 04 Silvinite 492,869.406 0.046 15,972 P6 2,023 04 CarnalitaK 226,757,000 1,465 8,967 P6 2,023 04 Bischofite 106,071,000 0.390 0.500 P6 2,023 04 CarnalitaLi - - - P6 2,023 04 Sulfate Salts 55,042.080 0.329 12,127 P6 2,023 05 Discarded sales 331,734,000 0.024 0.383 P6 2,023 05 Halite 217,435.887 0.026 1,840 P6 2,023 05 Silvinite 641,979.743 0.048 14,317 P6 2,023 05 CarnalitaK 63,737,000 1,316 7,355 P6 2,023 05 Bischofite 70,199,000 0.921 0.333 P6 2,023 05 CarnalitaLi - - - P6 2,023 05 Sulfate Salts 145,000 0.594 12,448 P6 2,023 06 Discarded sales 333,702,000 0.018 0.312 P6 2,023 06 Halite 159,853.960 0.025 1,828 P6 2,023 06 Silvinite 543,547.040 0.044 15,457 P6 2,023 06 CarnalitaK 147,464,000 0.777 9,770 P6 2,023 06 Bischofite 114,159,000 0.232 0.393 P6 2,023 06 CarnalitaLi 51,108,000 2,263 0.350 P6 2,023 06 Sulfate salts - - - TABLE No. 7 QUARTER: 03 INFORMATION PRODUCTION YEAR: 2023 Page: 169/185 Certificate 123456865496 Check the validity of http://www.fojas. P1= S Carmen Carbonate Plant P2 = S Carmen Hydroxide Plant P6 = Salar Plant Plant Li2CO3BG Li2CO3TG LiOHBG LiOHTG KCl SOP ABO Product Code Contract Year Month Total Quantity Produced (to 3 Decimal Places) Quantity (Tons) % Li₂CO₃ % LiOH % KCl Purity (% of Product) P1 Li₂CO₃ BG 2023 04 1,418.59 99.200 P1 Li₂CO₃ TG 2023 04 2032.89 99.000 P2 LiOH BG 2023 04 145,013 56,500 P2 LiOH TG 2023 04 293,041 55,000 P6 KCL 2023 04 141,245.934 93,970 P6 SOP 2023 04 0 - P6 FEB 2023 04 0 - Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 59 of 74. Page: 170/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 60 of 74.

APPENDIX 8

NEW FEE - ADDITIONAL FEE - EFFICIENCY FEE - SUPPLEMENTARY FEE

Total Mt LCE	Total Mt LME	Description
988,800	185,767	1) New Share
600,000	112,723	2) Additional Installment
271,800	51,063	3) Efficiency Fee
300,000	56,361	4) Supplementary Fee
2,160,600	**405,914**	**Total**

Note 1: The conditions, terms, limitations, and termination of the fees indicated in the table above are set forth in Clause Eleven of the Project Agreement (Special Rules on Lithium).

Note 2: The fees listed in items 1), 2), and 3) of the preceding table are effective from the Start Date through December 31, 2030. The rate specified in item 4) shall take effect as of the effective date of the amendment, consolidated and updated version of the Contract signed on September 16, 2025, and shall remain in effect until December 31, 2030.

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Appendix 8 – New Fee – Additional Fee – Efficiency Fee – Supplementary Fee

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 61 of 74.

ANNEX 9

MINIMUM OPERATING CAPACITY FOR GUARANTEED MINIMUM PAYMENT

(60% of Theoretical Production Capacity)

	NEW INSTALLMENT			ORIGINAL ORIGINAL	Total
	Mt	Mt	Mt	Mt	Production
Year	Current Plant	Expansion 1	Totals	Current Plant	Minimum
2018	39,600	-	39,600	-	39,600
2019	39,600	-	39,600	-	39,600
2020	39,600	-	39,600	-	39,600
2021	39,600	15,480	55,080	-	55,080
2022	39,600	30,000	69,600	-	69,600
2023	39,600	30,000	69,600	-	69,600
2024	10,200	30,000	40,200	29,400	69,600
2025	10,200	30,000	40,200	29,400	69,600
2026	10,200	30,000	40,200	29,400	69,600
2027	9,900	30,000	39,900	29,700	69,600
2028	9,900	30,000	39,900	29,700	69,600
2,029	9,900	30,000	39,900	29,700	69,600
2,030	9,900	30,000	39,900	29,700	69,600
	307,800	285,480	593,280	207,000	800,280

Note 1: The Minimum Operating Capacity for Expansion 1 shall apply as of its commercial commissioning, whether in its entirety or through modules.

<u>Note 2</u>: This Annex shall be updated and agreed upon by the parties, within a maximum period of 2 years from the effective date of the amendment, consolidated and updated text of the Contract signed on September 16, 2025, in order to reflect the production capacities that allow for the determination of the Minimum Operating Capacity for Guaranteed Payment.

In the event that, due to the implementation of new expansions and/or conversion plants in the years following the aforementioned update, the parties must again update and agree upon the Minimum Operating Capacity table for the Minimum Guaranteed Payment.

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Appendix 9 - Minimum Operating Capacity for Guaranteed Minimum Payment

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 62 of 74.

ANNEX 10

EQUIVALENCES

For the purposes of calculating the equivalence between products sold and the lithium metal allocated as Original Quota, Additional Quota, New Quota, Supplementary Quota, and Efficiency Quota, the following values and expressions shall be considered:

a) For each unit of Lithium Carbonate sold, regardless of its quality and/or content, 0.18787 units of LME shall be accounted for.

b) For each unit of anhydrous lithium hydroxide sold, regardless of its quality and/or content, 0.28983 units of LME shall be accounted for.

c) For each unit of lithium hydroxide monohydrate sold, regardless of its quality and/or content, 0.16541 units of LME will be credited.

d) For each unit sold of Lithium Sulfate Monohydrate, 0.09221 units of LME will be credited, which assumes a minimum guaranteed export grade of 85% for Lithium Sulfate Monohydrate, given that lithium sulfate is an intermediate product that is subsequently converted into Lithium Hydroxide for final sale.

e) For each unit of anhydrous lithium sulfate sold, 0.10732 units of LME will be recorded, which assumes a guaranteed minimum export grade of 85% for anhydrous lithium sulfate, given that lithium sulfate is an intermediate product that is subsequently converted into lithium hydroxide for final sale.

In the event that the Company decides to produce and market lithium chloride, the following figures and expressions are considered:

f) For each unit of lithium chloride sold, 0.049000 units of LME will be recorded, which assumes a minimum guaranteed export grade of 30% for lithium chloride, given that lithium chloride is an intermediate product that is subsequently converted into lithium carbonate or lithium hydroxide for final sale.

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In the event that the Company decides to convert Lithium Sulfate into Lithium Products, the following conversion factors apply:

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g) 1 Mt of lithium sulfate = 0.43684 Mt of lithium carbonate, assuming a minimum guaranteed grade of 85% for lithium sulfate.

h) 1 Mt of lithium sulfate = 0.49618 Mt of lithium hydroxide, assuming a guaranteed minimum grade of 85% for the lithium sulfate.

Appendix 10 – Equivalencies

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 63 of 74.

If the Company decides to convert lithium carbonate into lithium hydroxide, the following conversion factors apply:

i) 1 Mt of Lithium Carbonate = 1 Mt of Lithium Hydroxide.

j) In the event that the Company decides to convert Other Lithium Products into Lithium Products or Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating revenue. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, to the extent applicable.

k) In the event that the Company decides to convert Lithium Products into Other Lithium Products, the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, to the extent applicable.

l) In the event that the Company decides to convert Potassium Chloride into Other Potassium-Lithium Products, other than Potassium Nitrate and other than Blends (as defined in Annex 6), the Parties shall agree on the respective conversion factors, equivalencies, and other relevant factors for the purpose of calculating rent. If no agreement is reached, the conversion factor shall be determined by an independent expert and/or auditor, in accordance with the provisions of the agreed-upon procedure, as applicable.

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Appendix 10 – Equivalencies

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 64 of 74. Appendix 11 - Theoretical Annual Production Capacity for Preferential Lithium Prices ANNEX 11 THEORETICAL ANNUAL PRODUCTION CAPACITY FOR PREFERENTIAL LITHIUM PRICES The theoretical annual production capacity for lithium carbonate and lithium hydroxide shall be determined based on the total annual installed capacity for the production of each of the aforementioned products and must reflect any production expansions that occur during the term of the Contracts. The Most Favorable Price Obligation shall apply to said theoretical production and shall initially apply to 15% of said capacity, increasing by 2.5% per year until reaching a maximum of 25%. The total volumes for each product, the volumes subject to this obligation for each product, the annualized growth trend, the volumes that may be committed to companies selected by CORFO as Specialized Producers through the year 2030, among other elements and/or supplementary information, must be included and reflected in an Implementation Protocol that the parties must agree upon and draft by mutual consent for the purpose of operationalizing the implementation of the Preferential Price Clause for Specialized Producers. Page: 175/185 Certificate 123456865496 Verify validity at http://www.fojas. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 65 of 74. Appendix 12 – Total R&D Expenditures ANNEX 12 TOTAL R&D CONTRIBUTION R&D Contribution Contribution for specific R&D use Total R&D contribution 90% 10% Total Year US$ US$ US$ 2018 9,694,080 1,077,120 10,771,200 (1) 2019 9,694,080 1,077,120 10,771,200 2020 9,694,080 1,077,120 10,771,200 2021 13,483,584 1,498,176 14,981,760 2022 17,038,080 1,893,120 18,931,200 2023 17,038,080 1,893,120 18,931,200 2024 17,038,080 1,893,120 18,931,200 2025 17,038,080 1,893,120 18,931,200 2026 17,038,080 1,893,120 18,931,200 2027 17,038,080 1,893,120 18,931,200 2028 17,038,080 1,893,120 18,931,200 2029 17,038,080 1,893,120 18,931,200 2030 17,038,080 1,893,120 18,931,200 217,676,160 Page: 176/185 Certificate No. 123456865496 Verify validity at http://www.fojas.cl (1) Payment is on an annual basis, based on the number of proportional months of the Contract’s term. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 66 of 74. Base Contribution = Total Annual Amount – Annual Value of the Collaborating Agency Annual Contribution per Community i = Fixed e i + Member Value i + Distance Value i ANNEX 13 DISTRIBUTION FORMULAS FOR CONTRIBUTIONS TO ATACAMEÑO INDIGENOUS ORGANIZATIONS For annual contributions, the distribution formulas for each case are as follows: 1. Distribution Formula for Contributions to the Fund for Atacameño Indigenous Communities for Investment and/or Development Projects (“Fund One”): Contributions for investment and/or development projects that promote the sustainable development of Atacameño indigenous communities in the Salar de Atacama basin that autonomously and voluntarily decide to receive them correspond to the sum of the amounts indicated in Section Sixteen.Three.One of Clause Sixteen of the Project Contract (“Annual Total Amount”). The Annual Total Amount of Fund One, minus the amount of resources allocated to finance the Collaborating Entity as provided for in Section 16.3.5 (“Annual Amount for the Collaborating Entity”), shall be referred to as the “Base Contribution.” Only indigenous communities belonging to the Atacameño or Lickanantay peoples of the Salar de Atacama basin that were established and registered in accordance with the provisions of Law No. 19,253 prior to November 9, 2023, the date of CORFO’s Exempt Resolution No. 1,361 of 2023, which initiated the indigenous consultation “Distribution of Salar de Atacama Contributions,” that are duly registered and can demonstrate legal status and a current governing body with CONADI as of that same date, and whose bylaws include governance mechanisms that ensure the proper use of resources, in accordance with internationally accepted best practices for these purposes (hereinafter, the “Atacameño Indigenous Communities Fund One 2025– 2030”). Page: 177/185 The annual distribution of the Base Contribution among the Atacameño Indigenous Communities Fund One 2025-2030 beneficiaries of Fund One shall be carried out by applying the following formula: Fixed i = 50% × Base Contribution N Vmembers i = 40% x Base Contribution x Members i Total Members Certificate 123456865496 Check validity http://www.fojas. Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 67 of 74. Page: 178/185 Certificate No. 123456865496 http://www.fojas.cl Total Members = ∑N Member ii=1 Vdistance i = 10% × Base Contribution × Community i Distance Factor ∑𝑁 𝑖=1 Community Distance Factor Community i Distance Factor = Maximum Distance + Minimum Distance – Community i Distance Where: i = Index used to refer to a specific Atacameño Indigenous Community in the Fondo Uno 2025-2030 program. Community i = Atacameño Indigenous Community Fund One 2025-2030 for which the contribution is calculated. Verify validity at Distribution Distribution Description of the Criterion Formula Description Fixed i = Fixed amount for Community i. Equal distribution per year among the Atacameño Indigenous Communities of Fund One 2025–2030 that are duly registered with CONADI in the year prior to the sales. 50% Base Contribution = Total Annual Amount – Annual Value of the Collaborating Agency. N = Number of Atacameño Indigenous Communities in Fund One 2025-2030, duly registered with CONADI in the year prior to the sales. Vmembers i = Variable amount for Community i. Distribution of the number of members of Community i relative to the total number of members of all indigenous communities. Only considers the Atacameño Indigenous Communities of Fund One 2025-2030 that are duly registered with CONADI in the year prior to the sales. The number of members is determined based on information from CONADI as of April of the year in which the Annual Contribution to this Fund. 40% Base Contribution = Total Annual Amount – Annual Value of the Collaborating Agency. Member i = Number of members in Community i. Total Members = Sum of the number of members of all Atacameño Indigenous Communities Fund One 2025-2030, which are duly registered with CONADI in the year prior to the sales. Vdistance i = Variable amount for Community i. Distribution relative to the distance of Community i, whose contribution is calculated based on a factor determined by the distance in kilometers from the farthest community (maximum distance) to the nearest community (minimum distance) to the location East: 562,011 North: 7,393,704 according to UTM coordinates 10% Base Contribution = Total Annual Amount – Annual Value of Collaborating Agency. Community i Distance Factor: This is the maximum distance (km) added to the minimum distance (km), minus the distance (km) from community i to the Office

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 68 of 74.

	WGS84 (current location of the Company's KCl Management Office (MOP) in the Atacama Salt Flat). Distance in kilometers is determined based on CONADI's official location data regarding the communities' locations. It only considers the Atacameño Indigenous Communities of the 2025-2030 Fund, which are duly registered at the CONADI at in the year prior to the year of sales.	*KCl (MOP) Division of the Company.* ***Factor Community Distance***: *Sum of the distance factors for all Atacameño Indigenous Communities Fund One 2025-2030, which are duly registered with CONADI in the year prior to the year of sales.*

2. Distribution Formula Contribution to the Fund for development projects of Atacameño indigenous communities ("Fund Two").

Contributions for the development and implementation of initiatives, projects, and/or programs contained in the life and human development plans of the Atacameño Indigenous communities of the Salar de Atacama basin that autonomously and voluntarily decide to receive them correspond to the amount indicated in Section 16.4.1 of Clause Sixteen of the Project Contract.

Only indigenous communities belonging to the Atacameño or Lickanantay peoples of the Salar de Atacama basin that have been established and registered with CONADI in accordance with the provisions of Law No. 19,253 prior to the Call Date, October 4, 2024, and whose governing body remains in effect as of the End Date of the Dialogue Stage of the Indigenous Consultation, August 8, 2025 (hereinafter, the "Atacameño Indigenous Communities Fund Two 2025–2030").

The distribution of Fund Two will be carried out by applying the following formula:

(a) Polynomial based on proximity to operations and number of members:

(i) 60% for the Atacameño Indigenous Communities Fund Two 2025-2030 located less than 60 km from the location East: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) and corresponding to the Atacameño Indigenous communities of Peine, Socaire, Camar, Talabre, and Toconao.

(ii) 40% for the Atacameño Indigenous Communities under the Fondo Dos 2025-2030 program located more than 60 km from the following coordinates: East: 562.011, North: 7.393.704 (UTM WGS84 coordinates) (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

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Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 69 of 74.

(b) Then, within each group of Atacameño Indigenous Communities Fund Two 2025–2030 indicated in (i) and (ii) of subsection (a), the resources will be distributed according to two criteria:

- 85% of the fund will be distributed proportionally to the number of members in each community.
- The remaining 15% will be divided equally among the communities within the same group.

1) The formula for the contribution to Atacameño Indigenous Communities Fund Two 2025-2030 located less than 60 km from the location East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) is expressed as follows:

Annual Contribution per Community i = Fixed i + Vsocios i

$$\textbf{Fixed } \boldsymbol{i} = 15\% \times \frac{\text{Total Annual Amount} \times 60\%}{N1}$$

$$\textbf{Vmembers } \boldsymbol{i} = 85\% \times \frac{\text{Total Annual Amount} \times 60\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N1} \text{Members } i$$

Where:

i = Index used to refer to a specific community located less than 60 km from the location East: 562,011 North: 7,393,704 according to UTM coordinates
WGS84 (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

2) The formula for the contribution to Atacameño Indigenous Communities Fund Two 2025-2030 located more than 60 km from the location East: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama) is expressed as follows:

Annual Contribution per Community i = Fixed i + Vsocios i

$$\textbf{Fixed } \boldsymbol{i} = 15\% \times \frac{\text{Total Annual Amount} \times 40\%}{N2}$$

$$\textbf{Members } \boldsymbol{i} = 85\% \times \frac{\text{Total Annual Amount} \times 40\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N2} \text{Member } i$$

Where:

i = Index used to refer to a specific community located more than 60 km from the location East: 562,011 North: 7,393,704 according to UTM coordinates

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Certificate No. 123456865496
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Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 70 of 74.

WGS84 (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).

Distribution Distribution	Description of the Criterion	Formula Description
Fixed i = Fixed amount for Community i.	Equal distribution per year among the Atacameño Indigenous Communities of Fondo Dos 2025-2030 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, with the following two groups of communities distinguished: (i) those located less than 60 km from the East location: 562.011 North: 7,393,704 according to WGS84 UTM coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama); and (ii) those located more than 60 km from that location.	*15%* ***Total Annual Amount*** *= Nine million dollars, divided among each group of indigenous communities depending on whether they are (i) less than 60 km, or (ii) more than 60 km away from the location East: 562,011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama).* ***N1*** *= Number of Atacameño Indigenous Communities under the Dos 2025-2030 Fund that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, and that are located less than 60 km from the location East: 562.011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the Company's KCl (MOP) Management Office in the Salar de Atacama).* ***N2*** *= Number of Atacameño Indigenous Communities in the Dos 2025-2030 Fund that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made, and that are located more than 60 km away from the location East: 562.011 North: 7.393.704 according to coordinates UTM WGS84* *(current location of the Office*

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Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 71 of 74.

		KCl (MOP) Division of the Company in the Salar of Atacama).
Vpartners i = Amount variable of the Community i.	Distribution of the number of members of Community i within each group, relative to the total number of members of the Atacameño Indigenous Communities Fund Dos 2025-2030 within the same group to which they belong. The following two groups of communities are distinguished: (i) those located less than 60 km from the location at: 562.011 North: 7.393.704 according to UTM WGS84 coordinates (current location of the Company's KCl Management Office (MOP) in the Salar de Atacama); and, (ii) those located more than 60 km from the aforementioned location. Only Atacameño Indigenous Communities Fund Two 2025-2030 that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made are considered. The number of members is determined based on information from CONADI as of April of the year in which the annual contribution to this Fund is calculated.	**85%** ***Total Annual Amount*** *= Nine million dollars, which is divided among each group of indigenous communities depending on whether they are more or less than 60 km away from the location: East: 562,011 North: 7,393,704 according to UTM WGS84 coordinates (current location of the KCl Management Office (MOP) of the Company in the Salar de Atacama).* ***Total Members*** *= Sum of the number of members of the Atacameño Indigenous Communities Fund Dos 2025-2030 within each group, which are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.* *The areas are divided based on whether they are more or less than 60 km away from the following location: East: 562.011, North: 7.393.704, according to WGS84 UTM coordinates (current location of the KCl Management Office (MOP) of the company at , the , and the of the Atacama).*

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3. Distribution Formula: Contribution to the exclusive fund for financing projects and/or initiatives of Atacameño Indigenous Associations (“Fund Four”).

Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 72 of 74.

Contributions for projects and/or initiatives of Atacameño Indigenous Associations in the Salar de Atacama basin, which are related to their original purpose of creation, in accordance with the provisions of their bylaws, and which autonomously and voluntarily decide to receive them, correspond to the sum of the amounts indicated in Section 16.6.1 of Clause Sixteen of the Project Contract.

The total annual amount comprising Fund Four, minus the amount of resources allocated to finance the Technical Support Agency as regulated in Section 16.6.6 of Clause Sixteen of the Project Contract, shall be referred to as the "Annual Contribution." Only indigenous associations belonging to the Atacameño or Lickanantay peoples of the Salar de Atacama basin that have been established and registered in accordance with the provisions of Law No. 19,253 with CONADI prior to the Call Date, October 4, 2024, and whose board of directors is in effect as of the End Date of the Dialogue Stage of the Indigenous Consultation, August 8, 2025. Their bylaws must include mechanisms that ensure the proper use of resources, in accordance with internationally accepted best practices for these purposes, and that maintain regular and active operations, in accordance with its founding objectives (hereinafter, the "Atacameño Indigenous Associations").

The distribution of the Annual Contribution from Fund Four shall be made by applying the following formula:

(a) 40% will be distributed to the Atacameño Indigenous Irrigation Associations that hold water use rights.
(b) 60% will be distributed to the other Atacameño Indigenous Associations with a purpose other than that indicated in subsection (a).

Then, within each group of Atacameño Indigenous Irrigators' Associations indicated in (a) and (b), the distribution of funds will be based on the number of Atacameño members registered with CONADI.

1) The formula for the contribution to Atacameño Indigenous Irrigators' Associations holding water use rights is expressed as follows:

Annual Contribution = Total Annual Amount – Annual Technical Support Agency Amount

Annual Contribution per Association i = Vmembers i

$$\textbf{Vmembers } i = \frac{\text{Annual Contribution} \times 40\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N1} \text{Members } i$$

Where:
i = Index used to refer to a specific Atacameño Indigenous Irrigation Association.

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Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 73 of 74.

2) The formula for the contribution to Atacameño Indigenous Associations with a purpose other than that indicated in subsection (a) is expressed as follows:

Annual Contribution = Total Annual Amount – Annual Value of Technical Support Agency

Annual Contribution per Association i = Vsocios i

$$\textbf{Vmembers } i = \frac{\text{Annual Contribution} \times 60\% \times \text{Members } i}{\text{Total Members}}$$

$$\textbf{Total Members} = \sum_{i=1}^{N2} \text{Members } i$$

Where:
i = Index used to refer to an association with a purpose other than that indicated in subsection (a).

Criterion for Distribution	Description of the Criterion	Formula Description
Vsocios i = Variable amount of Association i.	Distribution of the number of Members i of each association within each set, relative to the total number of members of the Atacameño Indigenous Associations in the same set to which they belong. Two groups of Atacameño Indigenous Associations are distinguished Atacameño Indigenous Associations: (a) those holding water use rights or engaged in irrigation, and (b) those with a different organizational structure than that indicated in subparagraph (a). Only Atacameño Indigenous Associations that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made are considered. The number of members is determined based on information from CONADI as of April of the year in which the annual contribution is calculated.	***Annual Contribution to Fund Four*** *= Total Annual Amount – Annual Technical Support Agency Amount, divided by each group of Atacameño Indigenous Associations depending on whether they are (a) irrigators with water rights, or (b) associations formed for purposes other than (a).* ***N1*** *= Number of Atacameño Indigenous Associations Atacameño Irrigators Holding Water Rights.* ***N2*** *= Number of Atacameño Indigenous Associations with a purpose of formation different from that indicated in (a).* ***Members i*** *= Number of members of association i.* ***Total Members*** *= Sum of the number of members of all within each group that are duly registered with CONADI as of December 31 of the year immediately preceding the year in which the contribution is made.*
		The groups are divided into depending on whether they are (a) irrigators with water rights, or (b) associations formed for purposes other than (a).

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Registered Document No. 166, dated September 16, 2025, File No. 5092-2025, p. 74 of 74.

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